UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) The registrant’s Annual Report for the year ended December 31, 2023, which was transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Item 1. Reports to Shareholders (Continued)

(b) Not applicable.

CARILLON
FAMILY OF FUNDS

Carillon Mutual Funds

Annual Report

Equity Funds

Carillon Chartwell Mid Cap Value Fund

Carillon Chartwell Small Cap Growth Fund

Carillon Chartwell Small Cap Value Fund

Fixed Income Funds

Carillon Chartwell Income Fund

Carillon Chartwell Short Duration High Yield Fund

Carillon Chartwell Short Duration Bond Fund

Not FDIC Insured | May Lose Value | No Bank Guarantee

Carillon Fund Distributors, Inc., Member FINRA

Annual Report and Investment Performance Review for the fiscal year ended December 31, 2023 Equity Funds Carillon Chartwell Mid Cap Value Fund Carillon Chartwell Small Cap Growth Fund Carillon Chartwell Small Cap Value Fund Fixed Income Funds Carillon Chartwell Income Fund Carillon Chartwell Short Duration High Yield Fund Carillon Chartwell Short Duration Bond Fund Carillon Mutual Funds CARILLON FAMILY OF FUNDS 880 Carillon parkway St. Petersburg, FL 33716 800.421.4184 rjinvestmentmanagement.com

Table of Contents

President’s Letter1
Performance Summary and Commentary2
Growth of a $10,000 Investment5
Description of Indices7
Investment Portfolios
Carillon Chartwell Income Fund 8
Carillon Chartwell Mid Cap Value Fund 10
Carillon Chartwell Small Cap Value Fund 11
Carillon Chartwell Short Duration High Yield Fund 12
Carillon Chartwell Small Cap Growth Fund14
Carillon Chartwell Short Duration Bond Fund 15

Statements of Assets and Liabilities 18
Statements of Operations19
Statements of Changes in Net Assets 21
Financial Highlights22
Notes to Financial Statements23
Report of Independent Registered Public Accounting Firm30
Understanding Your Ongoing Costs32
Renewal of Investment Advisory and Subadvisory Agreements33
Principal Risks36
Trustees and Officers44

Visit rjinvestmentmanagement.com/eDelivery to receive shareholder communications including prospectuses and fund reports with a service that helps protect the environment:

Environmentally friendly. Go green with eDelivery by reducing the number of trees used to produce paper.

Efficient. Stop waiting on regular mail. Your documents will be sent via email as soon as they are available.

Easy. Download and save files using your home computer with a few clicks of a mouse.

President’s Letter

Dear Shareholders:

I hope this letter finds you healthy and well. The annual report of the Carillon Family of Funds for the 12-month period ending Dec. 31, 2023, follows.

The past year defied economic forecasts, proving the consensus outlook wrong several times before ending with a sharp fourth-quarter rally in equity and bond markets. Upward movements in asset prices were driven by the U.S. Federal Reserve’s suggestion that interest rate cuts could be on their way. While many investors have fully embraced the idea of a soft landing for the U.S. economy in 2024, the obvious question is whether the current market forecasts will be any more accurate than those of the previous year.

Many macroeconomic signals have been distorted by seismic shifts in data, created by the deep contraction in 2020 and the subsequent snapback, along with massive fiscal and monetary policy responses, disconnects between consumer sentiment and consumer spending, and changes in labor market behavior. Amid these challenges, your fund family has worked assiduously on your behalf to apply our firm-wide commitment to fundamental research and active risk management to the pursuit of consistent performance across asset classes.

Our investment management teams continuously analyze dispersion between geographies, market capitalizations, and within individual sectors and industries. These teams also engage in robust succession planning to ensure continuity and smooth transitions whenever an individual manager leaves the firm.

Volatility and a continued focus on changing economic conditions may force investors to be more selective in choosing the companies that they believe can thrive in this environment. Carillon Fund managers believe they continue to see opportunity in the current market environment for their research-driven strategies. Carillon’s diverse array of funds, spanning small-cap, mid-cap, large-cap, and international equities, as well as fixed income, can help investors navigate current conditions and build toward long-term plans.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 800.421.4184 or rjinvestmentmanagement.com or call your financial professional for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and hope we can continue to be a partner in helping you achieve your financial goals. I hope you will read the commentaries that follow in which our Portfolio Managers discuss their specific funds.

Sincerely,

Susan Walzer

President, Carillon Series Trust

February 21, 2024

The above commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at rjinvestmentmanagement.com.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund

Portfolio Managers | David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® and Christine F. Williams are Portfolio Managers of the Carillon Chartwell Income Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Each of the portfolio managers, other than Mr. Hopkins and Ms. Williams, served as a member of the predecessor fund’s portfolio management team from March 1, 2019 to June 2022. Mr. Hopkins and Ms. Williams each served as a member of the predecessor fund’s portfolio management team from March 1, 2021 to June 2022. Each of the portfolio managers has served as a portfolio manager of the Fund since July 2022.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund returned 7.77%, outperforming the Bloomberg U.S. Aggregate Bond (“Bloomberg U.S. Aggregate”) Index, which returned 5.53%, while underperforming the ICE BofA High Yield Cash Pay and Russell 3000 Value Indices, which returned 13.45% and 11.66%, respectively. Relative performance was aided by exposure to risk assets such as equities and corporate credit. The largest contributors to performance came from the Fund’s equity positions in the technology and precious metal mining sectors. High-yield credit was also a significant contributor to performance. Detractors to performance came from equity positions in consumer discretionary and healthcare. An elevated cash position was also a headwind to total return with both stocks and bonds outperforming cash.

As of December 31, 2023, roughly 27% of the Fund’s portfolio was invested in residential mortgages, while a combined 18% of assets were allocated to high-grade and high-yield corporate credit. Additionally, 12% of the portfolio was invested in equities and nearly 15% in cash and cash like instruments (money markets and Treasury bills). We believe an elevated cash allocation is warranted at the time as the correlation between stock and bond returns has increased dramatically over the past two years. The higher cash position helps the fund reduce volatility while also earning a yield well above current rates of inflation.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers |  David C. Dalrymple, CFA®, Reid T. Halloran and T. Ryan Harkins, CFA® are Portfolio Managers of the Carillon Chartwell Mid Cap Value Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dalrymple served as Senior Portfolio Manager of the predecessor fund from July 2017 to June 2022. Mr. Harkins has served as a member of the predecessor fund’s portfolio management team from March 1, 2020 to June 2022. Mr. Dalrymple and Mr. Harkins have served as portfolio managers of the Fund since July 2022. Mr. Halloran was promoted from Research Analyst to Portfolio Manager on January 1, 2024.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund (“BERCX”) returned 6.90%, underperforming its benchmark, the Russell Mid Cap Value Index (“Index”), which returned 12.71%. Sector allocation was a modest positive, and underperformance was driven by stock selection. The sectors with the most negative impact on performance were materials, information technology and consumer discretionary, and the sectors with the most positive impact were industrials, health care and communication services.

Returns for the Index were muted during the first three quarters of the year, and all of its gains were achieved in the final quarter when stocks rallied on optimism that the Federal Reserve has conquered inflation and achieved a “soft landing” for the economy. The Fund kept pace for much of the year, including the fourth quarter despite having a quality tilt and a lower beta than its benchmark. But unfortunately, it underperformed meaningfully during the third quarter. During that period, several holdings in the materials and information technology sectors were negatively impacted by customer inventory destocking, an aftershock of pandemic-driven supply chain disruptions. Also, surging interest rates pressured holdings in consumer discretionary and real estate, while persistent cost inflation was a headwind for holdings in consumer staples.

As noted above, equity investors have responded enthusiastically to benign inflation readings, falling interest rates, steady employment trends and robust consumer spending. But deterioration in credit worthiness, the draining of consumer pandemic savings, the resumption of student loan payments, and potential lag effects of prior monetary tightening inject uncertainty into the outlook. Our bottom-up stock selection process continues to prioritize business quality and financial strength, providing a key source of downside risk mitigation for the Fund in the event that investor optimism fades.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

2

Performance Summary and Commentary

Carillon Chartwell Small Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund

Portfolio Managers | David C. Dalrymple, CFA®, Reid T. Halloran and T. Ryan Harkins, CFA® are Portfolio Managers of the Carillon Chartwell Small Cap Value Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dalrymple served as Senior Portfolio Manager for the Fund’s predecessor from its inception on March 16, 2012 to June 2022. Mr. Harkins served as a member of the predecessor fund’s portfolio management team from March 1, 2020 to June 2022. Mr. Dalrymple and Mr. Harkins have served as portfolio managers of the Fund since July 2022. Mr. Halloran was promoted from Research Analyst to Portfolio Manager on January 1, 2024.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund (“CWSIX”) returned 12.30%, underperforming the Russell 2000 Value Index (“Index”), which returned 14.65%. CWSIX’s closing net asset value was $17.75. Sector allocation was a significantly positive contributor, with overweights in industrials, information technology, and consumer discretionary especially impactful. However, these effects were offset by poor selection in half the sectors, particularly during the fourth quarter market rally when the portfolios’ quality tilt was a disadvantage. The sectors with the most negative impact on performance were financials, energy, and consumer discretionary, and the sectors with the most positive impact were industrials, health care, and materials.

Returns for the Index were muted during the first three quarters of the year, and all of its gains were achieved in the final quarter when stocks rallied on optimism that the Federal Reserve has conquered inflation and achieved a “soft landing” for the economy. The Fund outperformed its benchmark for much of the year driven by overweights in industrials and information technology and underweights in financials and health care. But its quality tilt and lower beta were significant disadvantages during the powerful fourth quarter rally, and the Fund failed to keep pace with its benchmark in the closing weeks of the year. This dynamic was most pronounced in consumer discretionary, where the Fund’s higher quality holdings trailed meaningfully in the fourth quarter. The Fund’s modest cash position was also a meaningful detractor to relative performance during this period.

As noted above, equity investors have responded enthusiastically to benign inflation readings, falling interest rates, steady employment trends and robust consumer spending. But deterioration in credit worthiness, the draining of consumer pandemic savings, the resumption of student loan payments, and potential lag effects of prior monetary tightening inject uncertainty into the outlook. Our bottom-up stock selection process continues to prioritize business quality and financial strength, providing a key source of downside risk mitigation for the Fund in the event that investor optimism fades.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers | Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Short Duration High Yield Fund (the “Fund”). Mr. Toburen, Mr. Hopkins and Ms. Williams have been the portfolio managers for the Fund since July 2022, and served as the portfolio managers of the Fund’s predecessor from its inception in 2014 to June 2022.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund returned 7.80%, outperforming the Bloomberg Intermediate US Government/Credit Index, which returned 5.24%, while underperforming the ICE BofA 1-3 Year BB US Cash Pay High Yield Index, which returned 8.86%. Compared to the Bloomberg Intermediate US Government/Credit Index, the Fund’s shorter duration, higher weighting in corporate bonds, and higher absolute yield contributed to the outperformance. Compared to the ICE BofA 1-3 Year BB US Cash Pay Index, underweight exposures and subpar credit selection in the financial services and automotive sectors were the largest detractors from relative performance. A single issuer in the automotive sector comprised over a 10% average weight in the benchmark (the benchmark is not constrained), and while the Fund owned this issuer, it’s underweight versus the benchmark was the single largest detractor from relative performance. Conversely, overweight exposures and good credit selection in the real estate and media sectors were positive contributors to relative performance. In absolute terms, the Fund’s best performing sectors in 2023 were utilities and basic industry and the Fund’s worst performing sectors were insurance and retail. Trading activity was modest in 2023 with turnover registering approximately 37%. Much of the turnover resulted from positions being called or tendered for at par or premiums to par with the proceeds being redeployed into new positions with prices typically at a discount to par. As of December 31, 2023, the Fund’s largest sector weights were in energy (11.0%), real estate (9.2%) and leisure (8.9%). At times during 2023 and particularly during Q4, return correlations were quite high as equities, Treasury bonds, and credit spreads all rallied together. We would not be surprised to see some of the credit spread tightening experienced in 2023 reverse in 2024. Importantly, we believe the Fund’s yield at year end could cushion some spread widening and still deliver a competitive return. Construction spending, both manufacturing and public, remains a bright spot underpinning potential economic growth in 2024, but we are cognizant that the past two years’ historic monetary tightening is still working its way through the economy. As such, the Carillon Chartwell Short Duration High Yield Fund will continue to emphasize higher quality, namely BB-rated, issues.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

3

Performance Summary and Commentary

Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Short Duration Bond Fund

Portfolio Managers | Frank L. Sustersic, CFA® and Theresa H. Tran, CFA®, are the Portfolio Managers primarily responsible for the day-to-day management of the Carillon Chartwell Small Cap Growth Fund (the “Fund”). Mr. Sustersic has managed the Fund since July 1, 2022 and served as the Portfolio Manager of the Fund’s predecessor from its inception in 2017 to June 2022. Ms. Tran became a Portfolio Manager of the Fund effective July 31, 2022.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund (“CWSGX”) returned 22.41%, outperforming the Russell 2000 Growth Index (“Index”), which returned 18.66%. The equity markets recovered strongly particularly in the fourth quarter, as the investors that predicted an economic ‘soft landing’ were proven correct.

Investors have been concerned all year that the Federal Reserve actions would lead to a recession; as a result the seven largest companies per market capitalization were in high demand. However, the breadth of the market improved significantly, spurred by the Federal Reserve Chair’s comments that the Federal Reserve actions have been successful in tightening financial conditions and therefore lowering economic activity. In fact, Chair Powell noted that supply chain bottlenecks and pandemic-driven shortages are largely in the past. These comments have led investors to determine that the US economy may have achieved the elusive ‘soft landing’.

The Fund had strong performance when measured against the Russell 2000 Growth Index, with 9 of the 11 sectors outperforming the index. Of those nine sectors, the health care sector had the most significant outperformance, with strong stock selection generating notable alpha. Conversely, of the two sectors that underperformed last year, financials and technology, the underperformance was quite modest.

Within the health care sector, the biotech and pharmaceuticals industries generated the most alpha for the portfolio. These gains generally occurred after our companies generated positive clinical data. We are particularly focused on the health care sector in the near-term. The health care sector lagged the overall Russell 2000 Growth index significantly over the past year, as a risk-off sentiment driven by higher interest rates had a notably negative impact on the sector. As a result, we find many compelling investments in the health care sector. It is worth noting that merger and acquisition activity has increased dramatically in the biotech and pharmaceuticals sectors. Pharmaceutical companies are deploying their balance sheets to rebuild their pipeline, to offset the loss of exclusivity in their current portfolios. The areas of our research focus is in the following areas: Obesity, CNS [Central Nervous System] and I&I [Inflammation and Immunology]. We remain focused on generating alpha and producing the strongest investment results for you over the long run. We thank you for your continuing support and investment.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers | Andrew S. Toburen, CFA®; Thomas R. Coughlin, CFA®, CMT; James Fox; John M. Hopkins, CFA®; and Christine F. Williams are Portfolio Managers of the Carillon Chartwell Short Duration Bond Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Each of the portfolio managers has served as a member of the Fund’s portfolio management team since its inception in July 2022, and previously served as Portfolio Managers of the Fund’s predecessor from its inception in September 2021 to July 2022.

Performance discussion | During the 1-year period ended December 31, 2023, the Fund returned 5.72%, outperforming he Bloomberg 1-3 Yr. US Government/Credit Index (“Index”), which returned 4.61%. For the calendar year 2023, outperformance relative to the Index was solid enough to result in a top decile 2-year peer ranking as measured by the Morningstar, Inc. US Fund Short-Term Bond Category. As of December 31, 2023 corporate bonds, more specifically in the Industrial (26.3%) and Financial (21.5%) sectors, were the Fund’s best performers, while the more interest-rate sensitive segments: Treasuries (37.3%) and Agencies (6.9%) lagged. This is reflective of the risk premium, or spreads as compared to U.S. Treasuries, tightening during the year across the credit spectrum and the near round trip move in underlying rates from last year’s ending point.

The Fund’s duration was extended as rates moved higher to represent a slightly long position relative to the Index. We expect this tactical shift to be opportunistically maintained to capture what is likely to be the bull steepening portion of the interest rate cycle as the Fed pivots towards recalibrating policy. Our strategy during the year for re-deploying proceeds was done so in accordance with this belief by bar-belling: maximizing exposure on the front-end to the most inverted part of the yield curve while ballasting the portfolio with higher quality (more rate-sensitive) allocations further out the curve. We believe that this approach will facilitate the portfolio’s ability to capture the embedded value of the interest rate cycle and is an added benefit to our short duration strategy where the risk dynamic presents an opportunity for the Fund to be re-invested in more compelling value opportunities.

The leading contributor to outperformance was the allocation to high yield securities (11.7%). The allocation to corporate securities rated below investment grade (high yield) is concentrated in names that carry BB ratings and this portion of the Fund’s portfolio has historically outperformed its investment grade counterpart and acts as a buffer, cushioning the effect of higher interest rates. The enhanced income from this basket mitigates the underlying interest rate risk and is the key differentiator towards generating alpha. The largest detractor to relative performance was the underweight to U.S. Treasuries (37.3%). The Fund’s positioning across the front-end of the Treasury curve helped offset some of the allocation effect, and we also used 2023 as an opportunity to significantly increase our Treasury exposure – reducing our underweight gap.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

4

Growth of a $10,000 Investment

Carillon Chartwell Income Fund from 12/31/13 to 12/31/23 (a)

Carillon Chartwell Mid Cap Value Fund from 12/31/13 to 12/31/23 (a)

Carillon Chartwell Small Cap Value Fund from 12/31/13 to 12/31/23 (a)

Carillon Chartwell Short Duration High Yield Fund from 7/15/14 to 12/31/23 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. Additional information regarding the performance and the expenses of each Fund, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated May 1, 2023, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere int his report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have again or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

5

Growth of a $10,000 Investment

Carillon Chartwell Small Cap Growth Fund from 6/16/17 to 12/31/23 (a)

Carillon Chartwell Short Duration Bond Fund from 9/22/21 to 12/31/23 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. Additional information regarding the performance and the expenses of each Fund, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated May 1, 2023, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere int his report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have again or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

6

Description of Indices

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities and is intended to be generally representative of the bond market as a whole.

The ICE BoFA High Yield Cash Pay Index is an index of all sectors of the non-investments grade bond market.

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values.

The Russell 2000® Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The ICE BofA U.S. High Yield Corporate Cash Pay BB 1-3 Year Index is a subset of the ICE BofA U.S. Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

The Bloomberg Intermediate U.S. Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

The Bloomberg 1-3 Year U.S. Government/Credit Index is a broad-based flagship benchmark that measures the performance of U.S. Treasury securities that have a maturity of 1-3 years. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The 25% Russell 3000 Value /55% Bloomberg US Aggregate Bond/20% ICE BofA High Yield Cash Pay Blend is a custom benchmark consisting of 25% Russell 3000 Value, 55% Bloomberg U.S. Aggregate Bond, and 20% ICE BofA U.S. Cash Pay High Yield indices.

These indices do not reflect expenses, fees or sales charges, which would lower performance. These indices are unmanaged, and they are not available for investment.

7

Investment Portfolios

12.31.2023

CARILLON CHARTWELL INCOME FUND

COMMON STOCKS—11.8%	Shares	Value
Banks—0.6%
Pinnacle Financial Partners, Inc.	21,000	$ 1,831,620

Beverages—0.6%
Keurig Dr Pepper, Inc.	53,000	1,765,960

Biotechnology—0.7%
AbbVie, Inc.	14,000	2,169,580

Capital markets—0.9%
Blackstone, Inc.	21,000	2,749,320

Health care providers & services—0.4%
Tenet Healthcare Corp.*	18,000	1,360,260

Machinery—0.5%
Snap-on, Inc.	5,500	1,588,620

Metals & mining—4.0%
Agnico Eagle Mines Ltd.	35,000	1,919,750
Alamos Gold, Inc., Class A	395,000	5,320,650
Kinross Gold Corp.	525,000	3,176,250
OceanaGold Corp.	935,000	1,792,310

Mortgage real estate investment trusts (REITs)—0.8%
AGNC Investment Corp.	170,000	1,667,700
Rithm Capital Corp.	90,000	961,200

Oil, gas & consumable fuels—1.5%
Chesapeake Energy Corp.	19,000	1,461,860
Diamondback Energy, Inc.	7,000	1,085,560
EQT Corp.	51,500	1,990,990

Semiconductors & semiconductor equipment—1.2%
Applied Materials, Inc.	6,500	1,053,455
Micron Technology, Inc.	32,000	2,730,880

Tobacco—0.6%
Philip Morris International, Inc.	19,000	1,787,520
Total common stocks (cost $30,548,546)		36,413,485

EXCHANGE TRADED FUNDS—2.0%
iShares Silver Trust*	115,000	2,504,700
SPDR Gold Shares*	19,500	3,727,815
Total exchange traded funds (cost $5,350,040)		6,232,515

PREFERRED STOCKS—1.7%
Mortgage real estate investment trusts (REITs)—1.7%
Annaly Capital Management, Inc., Series F (3 Month LIBOR USD + 4.99%)	96,929	2,436,795
Rithm Capital Corp., Series C (Fixed until 02/15/25, then 3 Month LIBOR USD + 4.97%)	133,000	2,796,990
Total preferred stocks (cost $4,595,085)		5,233,785

CORPORATE BONDS—17.5%	Principal Amount
Airlines—0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A, 5.50%, 04/20/26	$1,704,167	1,691,874

Auto manufacturers—0.9%
Ford Motor Credit Co. LLC, 4.54%, 08/01/26	1,980,000	1,917,252
General Motors Financial Co., Inc., 5.65%, 01/17/29	889,000	910,568

Banks—0.1%
Citizens Financial Group, Inc. (3 Month Term SOFR + 3.27%), PERP, 8.69%, 01/07/73	515,000	454,263

CORPORATE BONDS—17.5%	Principal Amount	Value
Broadline retail—0.0%
Kohl’s Corp., 5.55%, 07/17/45	$213,000	$ 142,441

Building materials—0.1%
AmeriTex HoldCo Intermediate LLC, 144A, 10.25%, 10/15/28	225,000	230,625

Capital markets—2.3%
Ares Capital Corp.,
3.25%, 07/15/25	2,215,000	2,122,025
4.20%, 06/10/24	1,665,000	1,648,906
Blue Owl Capital Corp., 3.40%, 07/15/26	2,025,000	1,882,621
Jefferies Financial Group, Inc., 5.88%, 07/21/28	820,000	840,831
StoneX Group, Inc., 144A, 8.63%, 06/15/25	624,000	630,377

Chemicals—0.7%
GPD Cos, Inc., 144A, 10.13%, 04/01/26	1,033,000	954,874
Mativ Holdings, Inc., 144A, 6.88%, 10/01/26	1,140,000	1,093,524

Commercial services & supplies—0.2%
Enviri Corp., 144A, 5.75%, 07/31/27	780,000	726,995

Consumer finance—0.7%
Bread Financial Holdings, Inc., 144A, 9.75%, 03/15/29	825,000	855,257
PRA Group, Inc., 144A, 5.00%, 10/01/29	1,440,000	1,188,310

Diversified consumer services—0.3%
StoneMor, Inc., 144A, 8.50%, 05/15/29	1,070,000	839,950

Diversified financial services—1.5%
GGAM Finance Ltd., 144A, 8.00%, 02/15/27	1,465,000	1,501,684
Macquarie Airfinance Holdings Ltd., 144A, 8.38%, 05/01/28	910,000	953,088
Provident Funding Associates LP / PFG Finance Corp., 144A, 6.38%, 06/15/25	2,194,000	2,012,995

Electric—0.0%
NSG Holdings LLC/NSG Holdings, Inc., 144A, 7.75%, 12/15/25	124,601	123,511

Electronics—0.2%
Likewize Corp., 144A, 9.75%, 10/15/25	595,000	603,063

Engineering & construction—0.9%
Brundage-Bone Concrete Pumping Holdings, Inc., 144A, 6.00%, 02/01/26	1,615,000	1,614,209
Railworks Holdings LP / Railworks Rally, Inc., 144A, 8.25%, 11/15/28	1,020,000	1,009,800

Entertainment—1.2%
Affinity Interactive, 144A, 6.88%, 12/15/27	1,215,000	1,082,849
Warnermedia Holdings, Inc., 5.14%, 03/15/52	3,093,000	2,654,894

Equity real estate investment trusts (REITs)—0.3%
Safehold GL Holdings LLC, 2.85%, 01/15/32	1,225,000	992,706

Financial services—0.3%
NMI Holdings, Inc., 144A, 7.38%, 06/01/25	865,000	866,436

Food—0.9%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, 02/01/28	1,855,000	1,844,707
JBS USA LUX S.A./JBS USA Food Co./JBS Luxembourg SARL, 144A, 6.75%, 03/15/34	885,000	932,462

Lodging—0.1%
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 144A, 5.88%, 05/15/25	455,000	451,999

Metals & mining—0.6%
IAMGOLD Corp., 144A, 5.75%, 10/15/28	2,000,000	1,719,914

Mining—0.2%
JW Aluminum Continuous Cast Co., 144A, 10.25%, 06/01/26	745,000	749,947

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2023

CARILLON CHARTWELL INCOME FUND (cont’d)

CORPORATE BONDS—17.5%	Principal Amount	Value
Mortgage real estate investment trusts (REITs)—0.3%
Starwood Property Trust, Inc., 144A, 3.63%, 07/15/26	$980,000	$ 928,334

Oil, gas & consumable fuels—1.6%
Energy Transfer LP (Fixed until 05/15/30, then 5 Year CMT Rate + 5.31%), PERP, 7.13%, 05/15/72	2,258,000	2,080,699
Greenfire Resources Ltd., 144A, 12.00%, 10/01/28	1,000,000	993,200
New Fortress Energy, Inc., 144A, 6.75%, 09/15/25	1,200,000	1,190,425
Parkland Corp., 144A, 5.88%, 07/15/27	698,000	695,182

Passenger airlines—0.1%
Delta Air Lines, Inc., 7.38%, 01/15/26	168,000	173,670

Pipelines—0.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 144A, 6.63%, 07/15/26	1,128,000	1,116,720
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,144A, SB, 9.00%, 10/15/26	1,025,000	1,016,820

Real estate—0.3%
Kennedy-Wilson, Inc., 4.75%, 03/01/29	950,000	793,174

Retail—0.0%
QVC, Inc., 5.95%, 03/15/43	272,000	142,800

Software—0.8%
Oracle Corp.,
3.95%, 03/25/51	1,680,000	1,315,549
6.90%, 11/09/52	855,000	1,003,490

Technology hardware, storage & peripherals—0.6%
Hewlett Packard Enterprise Co., 6.35%, 10/15/45	1,664,000	1,795,101

Telecommunications—0.3%
Consolidated Communications, Inc., 144A, 6.50%, 10/01/28	1,235,000	1,068,275

Trading companies & distributors—0.7%
BlueLinx Holdings, Inc., 144A, 6.00%, 11/15/29	825,000	763,480
Fortress Transportation and Infrastructure Investors LLC, 144A, 9.75%, 08/01/27	1,425,000	1,482,000
Total corporate bonds (cost $54,658,728)		53,803,876

MORTGAGE AND ASSET-BACKED SECURITIES—29.5%
Asset-backed securities—3.0%
Corevest American Finance Trust, Series 2019-3, Class A, 144A, 2.71%, 10/15/52	1,270,290	1,228,035
FMC GMSR Issuer Trust, Series 2020-GT, Class A, 144A, VR, 4.45%, 01/25/26	2,265,000	2,038,230
Frontier Issuer LLC, Series 2023-1, Class A2, 144A, 6.60%, 08/20/53	1,590,000	1,581,757
NRZ Excess Spread-Collateralized Notes,
Series 2021-FHT1, Class A, 144A, 3.10%, 07/25/26	234,208	217,540
Series 2021-GNT1, Class A, 144A, 3.47%, 11/25/26	973,003	884,439
Series 2020-PLS1, Class A, 144A, 3.84%, 12/25/25	606,915	578,470
United States Small Business Administration, Series 2019-20C, Class 1, 3.20%, 03/01/39	2,836,599	2,649,577

Commercial mortgage-backed securities—20.2%
Agate Bay Mortgage Trust, Series 2016-2, Class A3, 144A, VR, 3.50%, 03/25/46	927,406	823,132
Chase Home Lending Mortgage Trust, Series 2023-1, Class A5, 144A, VR, 6.00%, 06/25/54	715,000	724,557
Flagstar Mortgage Trust, Series 2021-1, Class A4, 144A, VR, 2.50%, 02/01/51	2,227,301	1,776,620
GS Mortgage-Backed Securities Corp Trust, Series 2021-PJ1, Class A4, 144A, VR, 2.50%, 06/25/51	2,917,041	2,326,796

MORTGAGE AND ASSET-BACKED SECURITIES—29.5%	Principal Amount	Value

Commercial mortgage-backed securities (cont'd)
GS Mortgage-Backed Securities Trust,
Series 2021-PJ2, Class A4, 144A, VR, 2.50%, 07/25/51	$2,603,568	$ 2,076,751
Series 2021-PJ6, Class A8, 144A, VR, 2.50%, 11/25/51	1,199,351	1,042,029
Series 2022-MM1, Class A8, 144A, VR, 2.50%, 07/25/52	1,672,049	1,445,044
Series 2022-PJ3, Class A7, 144A, VR, 2.50%, 08/25/52	1,342,061	1,230,656
Series 2023-PJ3, Class A3, 144A, VR, 5.00%, 10/27/53	2,493,501	2,426,293
Series 2023-PJ4, Class A16, 144A, VR, 6.50%, 01/25/54	1,062,199	1,076,259
Series 2023-PJ5, Class A15, 144A, VR, 6.00%, 02/25/54	4,888,286	4,901,328
Series 2023-PJ5, Class A21, 144A, VR, 6.00%, 02/25/54	2,375,000	2,416,358
JP Morgan Mortgage Trust,
Series 2020-LTV2, Class A3, 144A, VR, 3.00%, 11/25/50	177,477	160,336
Series 2021-4, Class A15, 144A, VR, 2.50%, 08/25/51	3,632,228	2,897,269
Series 2021-6, Class A15, 144A, VR, 2.50%, 10/25/51	3,729,028	2,974,481
Series 2022-INV3, Class A3B, 144A, VR, 3.00%, 09/25/52	2,158,433	1,835,596
Series 2023-10, Class A4, 144A, VR, 6.00%, 05/25/54	4,563,967	4,579,956
Series 2023-10, Class A7, 144A, VR, 6.00%, 05/25/54	1,740,000	1,763,218
Series 2023-6, Class A4, 144A, VR, 6.00%, 12/26/53	1,049,002	1,051,863
Series 2023-8, Class A5, 144A, VR, 6.00%, 02/25/54	1,445,000	1,476,269
JPMorgan Wealth Management, Series 2020-ATR1, Class A3, 144A, VR, 3.00%, 02/25/50	489,931	416,765
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class A27, 144A, VR, 2.50%, 07/01/51	3,609,156	2,869,842
Morgan Stanley Residential Mortgage Loan Trust, Series 2023-4, Class A6, 144A, VR, 6.00%, 11/25/53	1,225,000	1,237,899
OBX Trust,
Series 2019-EXP3, Class 1A8, 144A, VR, 3.50%, 10/25/59	757,768	680,679
Series 2021-J1, Class A19, 144A, VR, 2.50%, 05/25/51	3,944,375	3,146,255
Series, 2023-J2, Class A11, 144A, VR, 6.00%, 11/25/53	1,500,000	1,516,080
Provident Funding Mortgage Trust, Series 2019-1, Class A2, 144A, VR, 3.00%, 12/25/49	1,114,053	934,420
RCKT Mortgage Trust,
Series 2021-1, Class A13, 144A, VR, 2.50%, 03/25/51	1,957,354	1,561,295
Series 2021-2, Class A21, 144A, VR, 2.50%, 06/25/51	4,536,176	3,618,308
Series 2021-4, Class A21, 144A, VR, 2.50%, 09/25/51	2,406,972	1,919,935
Series 2022-2, Class A6, 144A, VR, 2.50%, 02/25/52	2,808,654	2,427,848
RMF Buyout Issuance Trust, Series 2020-HB1, Class A1, 144A, VR, 1.72%, 10/25/50	1,233,649	1,168,327
Sequoia Mortgage Trust,
Series 2019-5, Class A1, 144A, VR, 3.50%, 12/25/49	715,236	628,991
Series 2023-3, Class A1, 144A, VR, 6.00%, 09/25/53	1,102,264	1,104,030

Federal agency mortgage-backed obligations—6.3%
Fannie Mae Pool,
Series 0356, Class BN, 3.00%, 12/01/33	858,576	817,462
Series 1526, Class FM, 3.00%, 09/01/49	1,645,886	1,472,242
Series 3192, Class BO, 3.00%, 10/01/49	1,683,809	1,508,995
Series 4128, Class CA, 3.00%, 09/01/49	1,176,067	1,053,601
Series 6565, Class BP, 2.50%, 08/01/40	1,965,020	1,747,350
Series 6638, Class BP, 2.50%, 08/01/40	1,908,273	1,699,150
Series 8653, Class BO, 3.00%, 02/01/50	1,889,906	1,690,765
Freddie Mac Pool,
Series 0144, Class SD, 3.00%, 11/01/49	407,527	365,544
Series 2184, Class SD, 6.00%, 01/01/53	3,167,936	3,222,214
Series 3857, Class SD, 6.00%, 09/01/53	1,601,264	1,626,528
Series 5269, Class ZA, 3.00%, 02/01/48	771,242	694,800
Series 6606, Class ZN, 3.00%, 06/01/49	896,512	804,152
Series 7416, Class QA, 3.00%, 02/01/50	3,225,368	2,885,092
Total mortgage and asset-backed securities (cost $100,921,191)		91,001,428

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolios

12.31.2023

CARILLON CHARTWELL INCOME FUND (cont’d)

U.S. TREASURIES—20.4%	Principal Amount	Value
U.S. Treasury Bonds,
2.88%, 05/15/52	$4,010,000	$ 3,192,649
3.00%, 08/15/52	2,665,000	2,179,366
3.75%, 08/15/41	3,490,000	3,320,681
U.S. Treasury Inflation Indexed Bonds, 0.88%, 02/15/47	4,907,095	3,863,905
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/27	1,748,952	1,643,319
U.S. Treasury Notes,
1.13%, 08/31/28	4,310,000	3,805,259
1.13%, 02/15/31	10,235,000	8,543,426
1.38%, 11/15/31	9,590,000	7,961,948
1.63%, 09/30/26	4,275,000	4,008,146
2.38%, 03/31/29	6,635,000	6,159,924
2.75%, 08/15/32	6,020,000	5,513,003
2.88%, 06/15/25	5,000,000	4,886,719
2.88%, 05/15/32	6,035,000	5,592,276
4.13%, 11/15/32	2,060,000	2,093,958
Total U.S. Treasuries (cost $66,780,571)		62,764,579

U.S. GOVERNMENT AGENCY SECURITIES—2.5%
Federal Farm Credit Banks Funding Corp.,
3.30%, 03/23/32	1,975,000	1,827,133
3.80%, 04/05/32	1,850,000	1,743,374
Federal Home Loan Banks,
1.15%, SB, 02/26/31	1,650,000	1,399,569
1.25%, SB, 07/07/31	3,010,000	2,618,057
Total U.S. government agency securities (cost $8,485,000)		7,588,133

SHORT-TERM INVESTMENTS—7.1%
U.S. Treasury Bills,
ZCI, 5.27%, 01/25/24	10,000,000	9,966,313
ZCI, 5.29%, 01/23/24	5,000,000	4,984,634
ZCI, 5.44%, 03/14/24	7,000,000	6,927,361
Total short-term investments (cost $21,873,779)		21,878,308

Total investment portfolio (cost $293,212,940)—92.5%		284,916,109

Other assets in excess of liabilities —7.5%		22,981,649

Total net assets—100.0%		$307,897,758

* Non-income producing security

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

PERP—Perpetual bond with no maturity date.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

ZCI—Zero coupon instrument. Rate disclosed is yield to maturity as of the date of this report.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	29.5%
U.S. Treasuries	20.4%
Corporate bonds	17.5%
Common stocks	11.8%
Short-term investments	7.1%
U.S. government agency securities	2.5%
Exchange traded funds	2.0%
Preferred stocks	1.7%

CARILLON CHARTWELL MID CAP VALUE FUND
COMMON STOCKS—96.4%	Shares	Value
Aerospace & defense—3.0%
L3Harris Technologies, Inc.	3,369	$709,579

Banks—7.0%
First Horizon Corp.	47,526	672,968
M&T Bank Corp.	1,719	235,641
Pinnacle Financial Partners, Inc.	8,565	747,039

Chemicals—2.1%
FMC Corp.	8,108	511,209

Construction materials—1.5%
Vulcan Materials Co.	1,602	363,670

Consumer finance—3.0%
Synchrony Financial	18,895	721,600

Consumer staples distribution & retail—2.4%
Dollar Tree, Inc.*	4,105	583,115

Containers & packaging—2.1%
Sealed Air Corp.	13,563	495,321

Electrical equipment—3.8%
Regal Rexnord Corp.	6,049	895,373

Electronic equipment, instruments & components—6.1%
Keysight Technologies, Inc.*	3,833	609,792
Littelfuse, Inc.	3,130	837,463

Financial services—3.0%
Global Payments, Inc.	5,660	718,820

Food products—2.6%
Conagra Brands, Inc.	21,616	619,515

Health care providers & services—5.5%
Quest Diagnostics, Inc.	4,023	554,691
Tenet Healthcare Corp.*	10,037	758,496

Hotels, restaurants & leisure—6.0%
Expedia Group, Inc.*	5,571	845,622
Restaurant Brands International, Inc.	7,549	589,804

Insurance—6.5%
The Allstate Corp.	6,117	856,258
The Hanover Insurance Group, Inc.	5,605	680,559

IT services—2.5%
Cognizant Technology Solutions Corp., Class A	7,971	602,050

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2023

CARILLON CHARTWELL MID CAP VALUE FUND (cont’d)

COMMON STOCKS—96.4%	Shares	Value
Life sciences tools & services—3.1%
Avantor, Inc.*	32,798	$ 748,778

Machinery—7.5%
Gates Industrial Corp. PLC*	42,835	574,846
Snap-on, Inc.	2,046	590,966
The Middleby Corp.*	4,283	630,329

Multi-utilities—7.6%
Ameren Corp.	7,515	543,635
CMS Energy Corp.	9,887	574,138
Public Service Enterprise Group, Inc.	11,265	688,855

Office real estate investment trusts (REITs)—2.5%
Alexandria Real Estate Equities, Inc.	4,671	592,143

Oil, gas & consumable fuels—4.7%
Chesapeake Energy Corp.	3,860	296,989
Diamondback Energy, Inc.	2,537	393,438
Pioneer Natural Resources Co.	1,882	423,224

Residential real estate investment trusts (REITs)—2.0%
Mid-America Apartment Communities, Inc.	3,464	465,769

Retail real estate investment trusts (REITs)—2.5%
Brixmor Property Group, Inc.	25,127	584,705

Specialized real estate investment trusts (REITs)—4.9%
Extra Space Storage, Inc.	4,283	686,693
SBA Communications Corp.	1,855	470,595

Specialty retail—2.2%
AutoZone, Inc.*	198	511,951

Textiles, apparel & luxury goods—2.3%
Columbia Sportswear Co.	6,819	542,383
Total common stocks (cost $18,356,990)		22,928,022

Total investment portfolio (cost $18,356,990)—96.4%		22,928,022

Other assets in excess of liabilities—3.6%		859,297

Total net assets—100.0%		$23,787,319

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	19.5%
Industrials	14.3%
Real estate	11.8%
Consumer discretionary	10.5%
Health care	8.7%
Information technology	8.6%
Utilities	7.6%
Materials	5.7%
Consumer staples	5.0%
Energy	4.7%

CARILLON CHARTWELL SMALL CAP VALUE FUND

COMMON STOCKS—99.1%	Shares	Value
Aerospace & defense—2.5%
AAR Corp.*	25,085	$1,565,304
Moog, Inc., Class A	14,187	2,053,994

Air freight & logistics—1.6%
Hub Group, Inc., Class A*	24,905	2,289,766

Automobile components—2.5%
Patrick Industries, Inc.	20,968	2,104,139
Visteon Corp.*	11,921	1,488,933

Banks—18.2%
Columbia Banking System, Inc.	91,909	2,452,132
CVB Financial Corp.	114,223	2,306,162
First Financial Bancorp	75,942	1,803,623
FNB Corp.	187,300	2,579,121
Independent Bank Group, Inc.	28,185	1,434,053
Old National Bancorp	162,215	2,739,811
Pacific Premier Bancorp, Inc.	82,557	2,403,234
Renasant Corp.	74,379	2,505,085
Sandy Spring Bancorp, Inc.	46,524	1,267,314
Towne Bank	82,865	2,466,062
United Bankshares, Inc.	71,606	2,688,805
United Community Banks, Inc.	50,321	1,472,393

Beverages—0.9%
Primo Water Corp.	87,398	1,315,340

Building products—1.2%
Masonite International Corp.*	19,557	1,655,695

Capital markets—2.3%
PJT Partners, Inc., Class A	32,245	3,284,798

Chemicals—3.3%
Element Solutions, Inc.	86,207	1,994,830
Minerals Technologies, Inc.	38,651	2,756,203

Commercial services & supplies—1.5%
UniFirst Corp.	11,514	2,106,026

Construction & engineering—1.5%
Dycom Industries, Inc.*	19,085	2,196,493

Construction materials—2.4%
Eagle Materials, Inc.	16,713	3,390,065

Consumer finance—1.6%
PRA Group, Inc.*	88,428	2,316,813

Containers & packaging—1.0%
TriMas Corp.	55,458	1,404,751

Electric utilities—1.4%
PNM Resources, Inc.	47,318	1,968,429

Electrical equipment—1.6%
nVent Electric PLC	38,496	2,274,728

Electronic equipment, instruments & components—3.6%
CTS Corp.	55,857	2,443,185
Plexus Corp.*	24,797	2,681,300

Energy equipment & services—3.4%
Cactus, Inc., Class A	52,850	2,399,390
ChampionX Corp.	86,473	2,525,876

Entertainment—0.8%
Cinemark Holdings, Inc.*	78,677	1,108,559

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SMALL CAP VALUE FUND (cont’d)

COMMON STOCKS—99.1%	Shares	Value
Food products—1.3%
Nomad Foods Ltd.*	108,844	$ 1,844,906

Health care equipment & supplies—4.0%
Enovis Corp.*	35,933	2,012,967
Integer Holdings Corp.*	37,988	3,763,851

Health care providers & services—1.2%
Patterson Cos, Inc.	62,336	1,773,459

Health care real estate investment trusts (REITs)—1.5%
Healthcare Realty Trust, Inc.	128,777	2,218,828

Hotel & resort real estate investment trusts (REITs)—2.3%
Pebblebrook Hotel Trust	73,409	1,173,076
Ryman Hospitality Properties, Inc.	19,036	2,095,102

Hotels, restaurants & leisure—4.5%
Denny’s Corp.*	150,296	1,635,220
Jack in the Box, Inc.	29,248	2,387,514
Six Flags Entertainment Corp.*	98,959	2,481,892

Household durables—3.2%
Helen of Troy Ltd.*	16,001	1,933,081
Tri Pointe Homes, Inc.*	74,148	2,624,839

Industrial real estate investment trusts (REITs)—2.3%
First Industrial Realty Trust, Inc.	24,337	1,281,830
STAG Industrial, Inc.	53,273	2,091,498

Insurance—3.8%
Kemper Corp.	53,006	2,579,802
Selective Insurance Group, Inc.	28,364	2,821,651

Machinery—5.1%
Columbus McKinnon Corp.	63,301	2,470,005
EnPro, Inc.	16,649	2,609,564
Mueller Water Products, Inc., Class A	152,487	2,195,813

Multi-utilities—2.1%
Black Hills Corp.	16,999	917,096
NorthWestern Energy Group, Inc.	42,072	2,141,044

Oil, gas & consumable fuels—2.7%
Matador Resources Co.	33,187	1,887,013
Southwestern Energy Co.*	305,427	2,000,547

Personal care products—0.9%
Edgewell Personal Care Co.	35,003	1,282,160

Professional services—1.4%
Korn Ferry	33,239	1,972,735

Retail real estate investment trusts (REITs)—1.6%
Kite Realty Group Trust	101,141	2,312,083

Semiconductors & semiconductor equipment—2.0%
Diodes, Inc.*	16,812	1,353,702
Ichor Holdings Ltd.*	46,807	1,574,120

Software—2.6%
CommVault Systems, Inc.*	23,406	1,868,969
Progress Software Corp.	34,837	1,891,649

Specialized real estate investment trusts (REITs)—1.1%
Four Corners Property Trust, Inc.	60,121	1,521,061

Specialty retail—1.6%
Boot Barn Holdings, Inc.*	21,138	1,622,553
Leslie’s, Inc.*	99,606	688,277

COMMON STOCKS—99.1%	Shares	Value
Textiles, apparel & luxury goods—1.0%
Oxford Industries, Inc.	13,745	$ 1,374,500

Trading companies & distributors—1.6%
Rush Enterprises, Inc., Class A	44,765	2,251,679
Total common stocks (cost $109,261,249)		142,096,498

Total investment portfolio (cost $109,261,249)—99.1%		142,096,498

Other assets in excess of liabilities—0.9%		1,223,664

Total net assets—100.0%		$143,320,162

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Financials	25.9%
Industrials	17.9%
Consumer discretionary	12.8%
Real estate	8.8%
Information technology	8.2%
Materials	6.7%
Energy	6.1%
Health care	5.3%
Utilities	3.5%
Consumer staples	3.1%
Communication services	0.8%

CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND

CORPORATE BONDS—94.1%	Principal Amount	Value
Domestic—81.6%

Aerospace & defense—3.8%
Howmet Aerospace, Inc., 5.13%, 10/01/24	$ 556,000	$ 553,234
6.88%, 05/01/25	2,886,000	2,923,411
TransDigm, Inc., 144A, 6.25%, 03/15/26	5,995,000	5,984,643

Airlines—2.4%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A, 5.50%, 04/20/26	5,958,333	5,915,353

Auto manufacturers—2.8%
Ford Motor Credit Co. LLC, 5.13%, 06/16/25	7,000,000	6,908,135

Capital markets—2.0%
StoneX Group, Inc., 144A, 8.63%, 06/15/25	5,000,000	5,051,100

Commercial services—2.5%
Prime Security Services Borrower LLC/Prime Finance, Inc., 144A, 5.75%, 04/15/26	6,075,000	6,107,914

Consumer finance—4.7%
OneMain Finance Corp., 3.50%, 01/15/27	1,660,000	1,536,237
6.88%, 03/15/25	2,545,000	2,576,253
7.13%, 03/15/26	1,495,000	1,523,089

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND (cont’d)

CORPORATE BONDS—94.1%	Principal Amount	Value

Consumer finance (cont'd)
SLM Corp., 3.13%, 11/02/26	$ 3,678,000	$ 3,429,496
4.20%, 10/29/25	2,755,000	2,672,350

Containers & packaging—2.4%
Ball Corp., 5.25%, 07/01/25	5,945,000	5,937,570

Electric—2.4%
Vistra Operations Co. LLC, 144A, 5.50%, 09/01/26	6,131,000	6,053,049

Electrical components & equipment—2.1%
WESCO Distribution, Inc., 144A, 7.13%, 06/15/25	5,265,000	5,303,445

Electrical equipment—0.1%
Regal Rexnord Corp., 144A, 6.05%, 02/15/26	230,000	232,542

Equity real estate investment trusts (REITs)—7.8%
Brookfield Property REIT, Inc./BPR Cumulus LLC/ BPR Nimbus LLC/GGSI Sellco LLC, 144A, 4.50%, 04/01/27	4,700,000	4,230,000
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	1,410,000	1,405,053
5.38%, 04/15/26	4,680,000	4,651,065
HAT Holdings I LLC/HAT Holdings II LLC, 144A, 3.38%, 06/15/26	1,470,000	1,381,608
144A, 6.00%, 04/15/25	1,640,000	1,635,186
VICI Properties LP/VICI Note Co., Inc., 144A, 4.25%, 12/01/26	6,170,000	5,937,757

Financial services—2.1%
NMI Holdings, Inc., 144A, 7.38%, 06/01/25	5,100,000	5,108,466

Food—2.5%
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A, 3.25%, 03/15/26	6,450,000	6,085,612

Health care providers & services—4.8%
Centene Corp., 4.25%, 12/15/27	5,910,000	5,694,600
Tenet Healthcare Corp., 4.88%, 01/01/26	6,130,000	6,060,928

Hotels, restaurants & leisure—4.6%
Boyd Gaming Corp., 4.75%, 12/01/27	6,035,000	5,806,278
Travel + Leisure Co.,
6.60%, 10/01/25	2,306,000	2,308,301
144A, 6.63%, 07/31/26	3,350,000	3,379,334

Investment companies—2.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24	6,080,000	6,042,965

Lodging—2.0%
Hilton Domestic Operating Co., Inc., 144A, 5.38%, 05/01/25	5,055,000	5,040,322

Media—6.9%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25	5,220,000	5,170,375
Sirius XM Radio, Inc., 144A, 3.13%, 09/01/26	6,495,000	6,103,158
TEGNA, Inc., 4.63%, 03/15/28	955,000	892,037
144A, 4.75%, 03/15/26	5,020,000	4,882,678

Mortgage real estate investment trusts (REITs)—2.5%
Starwood Property Trust, Inc., 144A, 3.63%, 07/15/26	4,362,000	4,132,035
4.75%, 03/15/25	2,140,000	2,111,538

Oil & gas—2.4%
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28	2,085,000	2,082,223
6.00%, 04/15/27	3,910,000	3,913,347

CORPORATE BONDS—94.1%	Principal Amount	Value
Oil, gas & consumable fuels—4.7%
New Fortress Energy, Inc., 144A, 6.75%, 09/15/25	$ 6,060,000	$ 6,011,649
Western Midstream Operating LP, 3.10%, 02/01/25	5,645,000	5,493,500

Packaging & containers—2.4%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	6,065,000	6,007,363

Pipelines—3.8%
DCP Midstream Operating LP, 5.38%, 07/15/25	5,415,000	5,418,049
Kinetik Holdings LP, 144A, 6.63%, 12/15/28	3,840,000	3,912,234

Specialized real estate investment trusts (REITs)—2.5%
SBA Communications Corp., 3.88%, 02/15/27	6,320,000	6,069,183

Specialty retail—0.3%
Penske Automotive Group, Inc., 3.50%, 09/01/25	750,000	727,618

Technology hardware, storage & peripherals—2.2%
Western Digital Corp., 4.75%, 02/15/26	5,500,000	5,395,601

Trading companies & distributors—2.5%
Fortress Transportation and Infrastructure Investors LLC, 144A, 5.50%, 05/01/28	3,615,000	3,476,341
144A, 6.50%, 10/01/25	2,620,000	2,611,612
Total domestic corporate bonds (cost $203,462,712)		201,885,837

FOREIGN—12.5%
Commercial services & supplies—2.4%
GFL Environmental, Inc., 144A, 4.25%, 06/01/25	6,080,000	5,990,156

Diversified financial services—3.5%
GGAM Finance Ltd., 144A, 7.75%, 05/15/26	3,580,000	3,633,694
144A, 8.00%, 02/15/27	2,415,000	2,475,472
Macquarie Airfinance Holdings Ltd., 144A, 8.38%, 05/01/28	2,520,000	2,639,322

Electronics—2.3%
Sensata Technologies BV, 144A, 5.00%, 10/01/25	5,555,000	5,561,710

Hotels, restaurants & leisure—2.1%
International Game Technology PLC, 144A, 6.25%, 01/15/27	2,940,000	2,983,641
144A, 6.50%, 02/15/25	2,121,000	2,123,200

Pharmaceuticals—2.2%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	3,220,000	2,981,397
6.00%, 04/15/24	2,515,000	2,506,500
Total foreign corporate bonds (cost $30,672,518)		30,895,092

Total corporate bonds (cost $234,135,230)		232,780,929

Total investment portfolio (cost $234,135,230)—94.1%		232,780,929

Other assets in excess of liabilities—5.9%		14,490,740

Total net assets—100.0%		$247,271,669

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND (cont’d)

Asset allocation (unaudited)

Security type	Percent of net assets
Domestic corporate bonds	81.6%
Foreign corporate bonds	12.5%

CARILLON CHARTWELL SMALL CAP GROWTH FUND
COMMON STOCKS—98.9%	Shares	Value
Aerospace & defense—1.4%
AAR Corp.*	2,342	$146,141
AeroVironment, Inc.*	715	90,118

Automobile components—1.2%
Modine Manufacturing Co.*	3,431	204,831

Banks—2.9%
Banc of California, Inc.	10,581	142,103
Pinnacle Financial Partners, Inc.	1,889	164,759
Wintrust Financial Corp.	1,879	174,277

Biotechnology—9.0%
Biohaven Ltd.*	1,736	74,301
Cytokinetics, Inc.*	4,019	335,546
Fusion Pharmaceuticals, Inc.*	7,456	71,652
Immunovant, Inc.*	3,059	128,876
Insmed, Inc.*	3,633	112,587
Natera, Inc.*	5,347	334,936
Protagonist Therapeutics, Inc.*	1,757	40,288
Vaxcyte, Inc.*	1,907	119,759
Viking Therapeutics, Inc.*	8,293	154,333
Xenon Pharmaceuticals, Inc.*	3,047	140,345

Building products—1.3%
The AZEK Co., Inc*	5,584	213,588

Chemicals—1.6%
Avient Corp.	4,913	204,233
Cabot Corp.	718	59,953

Commercial services & supplies—0.6%
CECO Environmental Corp.*	4,559	92,457

Construction & engineering—5.3%
Comfort Systems USA, Inc.	1,821	374,525
MYR Group, Inc.*	1,018	147,233
Sterling Infrastructure, Inc.*	1,484	130,488
WillScot Mobile Mini Holdings Corp.*	5,199	231,356

Electrical equipment—0.6%
Array Technologies, Inc.*	5,872	98,650

Electronic equipment, instruments & components—1.8%
Coherent Corp.*	3,352	145,913
Fabrinet*	798	151,883

Energy equipment & services—2.1%
ChampionX Corp.	2,383	69,607
TETRA Technologies, Inc.*	11,839	53,512
Tidewater, Inc.*	2,072	149,412
Weatherford International PLC*	737	72,101

Financial services—0.8%
NMI Holdings, Inc., Class A*	4,372	129,761

COMMON STOCKS—98.9%	Shares	Value
Food products—1.1%
TreeHouse Foods, Inc.*	4,640	$ 192,328

Health care equipment & supplies—6.1%
Inspire Medical Systems, Inc.*	577	117,379
Lantheus Holdings, Inc.*	3,900	241,800
Merit Medical Systems, Inc.*	6,923	525,872
UFP Technologies, Inc.*	780	134,191

Health care providers & services—3.2%
NeoGenomics, Inc.*	8,829	142,853
RadNet, Inc.*	4,079	141,827
Tenet Healthcare Corp.*	3,350	253,160

Hotel & resort real estate investment trusts (REITs)—2.4%
Ryman Hospitality Properties, Inc.	3,715	408,873

Hotels, restaurants & leisure—3.5%
Boyd Gaming Corp.	6,273	392,753
Century Casinos, Inc.*	14,421	70,374
Churchill Downs, Inc.	896	120,897

Household durables—1.0%
Meritage Homes Corp.	1,017	177,161

Insurance—1.5%
HCI Group, Inc.	1,510	131,974
Selective Insurance Group, Inc.	1,208	120,172

IT services—1.4%
Globant SA*	692	164,682
Grid Dynamics Holdings, Inc.*	5,568	74,222

Machinery—2.4%
Crane Co.	1,301	153,700
Oshkosh Corp.	2,243	243,164

Media—1.1%
Integral Ad Science Holding Corp.*	12,732	183,213

Metals & mining—1.3%
ATI, Inc.*	4,772	216,983

Oil, gas & consumable fuels—3.7%
Civitas Resources, Inc.	2,343	160,214
Gulfport Energy Corp.*	1,080	143,856
Matador Resources Co.	2,948	167,623
Vitesse Energy, Inc.	6,730	147,320

Personal care products—3.6%
BellRing Brands, Inc.*	3,322	184,138
elf Beauty, Inc.*	2,876	415,122

Pharmaceuticals—3.7%
ANI Pharmaceuticals, Inc.*	1,591	87,728
Catalent, Inc.*	1,328	59,667
Cymabay Therapeutics, Inc.*	7,504	177,244
Intra-Cellular Therapies, Inc.*	1,738	124,476
Liquidia Corp.*	14,366	172,823

Professional services—3.2%
ExlService Holdings, Inc.*	5,366	165,541
Huron Consulting Group, Inc.*	2,025	208,170
ICF International, Inc.	1,149	154,069

Semiconductors & semiconductor equipment—7.3%
MACOM Technology Solutions Holdings, Inc.*	4,216	391,877
Navitas Semiconductor Corp.*	13,500	108,945
Onto Innovation, Inc.*	553	84,554

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SMALL CAP GROWTH FUND (cont’d)

COMMON STOCKS—98.9%	Shares	Value

Semiconductors & semiconductor equipment (cont'd)
Power Integrations, Inc.	1,827	$ 150,015
Rambus, Inc.*	5,079	346,642
Synaptics, Inc.*	554	63,200
Wolfspeed, Inc.*	1,861	80,972

Software—10.8%
Blackbaud, Inc.*	1,976	171,319
Clearwater Analytics Holdings, Inc., Class A*	8,357	167,391
LiveRamp Holdings, Inc.*	5,346	202,507
Manhattan Associates, Inc.*	1,462	314,798
Nutanix, Inc., Class A*	8,263	394,062
Tenable Holdings, Inc.*	6,591	303,581
Teradata Corp.*	5,669	246,658

Specialty retail—3.6%
Abercrombie & Fitch Co., Class A*	2,763	243,752
American Eagle Outfitters, Inc.	4,656	98,521
Arhaus, Inc.*	7,132	84,514
Burlington Stores, Inc.*	892	173,476

Technology hardware, storage & peripherals—1.3%
Super Micro Computer, Inc.*	782	222,291

Textiles, apparel & luxury goods—0.6%
PVH Corp.	838	102,337

Trading companies & distributors—7.5%
Applied Industrial Technologies, Inc.	1,804	311,533
FTAI Aviation Ltd.	7,102	329,533
GMS, Inc.*	1,691	139,389
H&E Equipment Services, Inc.	2,035	106,471
Herc Holdings, Inc.	1,375	204,724
SiteOne Landscape Supply, Inc.*	1,048	170,300
Total common stocks (cost $12,284,108)		16,548,455

Total investment portfolio (cost $12,284,108)—98.9%		16,548,455

Other assets in excess of liabilities—1.1%		176,102

Total net assets—100.0%		$16,724,557

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	22.6%
Industrials	22.2%
Health care	22.1%
Consumer discretionary	10.0%
Energy	5.8%
Financials	5.2%
Consumer staples	4.7%
Materials	2.9%
Real estate	2.4%
Communication services	1.1%

CARILLON CHARTWELL SHORT DURATION BOND FUND

CORPORATE BONDS—48.3%	Principal Amount	Value
Aerospace & defense—0.8%
The Boeing Co., 1.43%, 02/04/24	$100,000	$ 99,574

Airlines—0.9%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A, 5.50%, 04/20/26	120,833	119,962

Auto manufacturers—1.3%
Ford Motor Credit Co., LLC, 4.06%, 11/01/24	100,000	98,243
General Motors Financial Co., Inc., 5.40%, 04/06/26	60,000	60,381

Auto parts & equipment—0.1%
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25	15,000	14,503

Banks—7.0%
Bank of America Corp.,
(Fixed until 09/25/24, then SOFR + 0.91%), 0.98%, 09/25/25	100,000	96,514
(Fixed until 11/10/27, then SOFR + 1.99%), 6.20%, 11/10/28	80,000	83,451
(3 Month Term SOFR + 1.03%), 6.42%, 02/05/26	85,000	84,871
Bank of Montreal (Fixed until 01/22/26, then SOFR + 0.60%), 0.95%, 01/22/27	25,000	23,049
Citigroup, Inc. (Fixed until 04/24/24, then 3 Month Term SOFR + 1.16%), 3.35%, 04/24/25	115,000	114,119
JPMorgan Chase & Co.,
(Fixed until 02/04/26, then 3 Month Term SOFR + 0.70%), 1.04%, 02/04/27	175,000	160,836
(Fixed until 02/24/25, then SOFR + 0.92%), 2.60%, 02/24/26	75,000	72,632
Mitsubishi UFJ Financial Group, Inc. (Fixed until 10/11/24, then 1 Year CMT Rate + 0.45%), 0.96%, 10/11/25	70,000	67,490
The Bank of New York Mellon (Fixed until 11/21/24, then SOFR + 0.80%), 5.22%, 11/21/25	100,000	99,966
Truist Financial Corp. (Fixed until 01/26/28, then SOFR + 1.44%), 4.87%, 01/26/29	75,000	73,888

Biotechnology—0.9%
Amgen, Inc., 5.15%, 03/02/28	110,000	112,613

Capital markets—6.3%
Ares Capital Corp., 4.25%, 03/01/25	100,000	97,756
Blue Owl Capital Corp., 4.00%, 03/30/25	80,000	77,725
Jefferies Financial Group, Inc., 5.88%, 07/21/28	135,000	138,430
Morgan Stanley (Fixed until 04/28/25, then SOFR + 1.99%), 2.19%, 04/28/26	25,000	24,016
State Street Corp. (Fixed until 02/07/27, then SOFR + 0.73%), 2.20%, 02/07/28	160,000	148,618
StoneX Group, Inc., 144A, 8.63%, 06/15/25	100,000	101,022
The Goldman Sachs Group, Inc.,
3.50%, 11/16/26	75,000	72,217
(Fixed until 06/05/27, then 3 Month Term SOFR + 1.77%), 3.69%, 06/05/28	140,000	133,761

Chemicals—1.0%
EIDP, Inc., 1.70%, 07/15/25	50,000	47,423
FMC Corp., 5.15%, 05/18/26	75,000	74,919

Computers—0.8%
Dell International LLC/EMC Corp, 5.25%, 02/01/28	100,000	102,487

Construction & engineering—1.0%
Quanta Services, Inc., 0.95%, 10/01/24	125,000	120,455

Consumer finance—1.5%
American Express Co. (Fixed until 10/30/25, then SOFR + 1.33%), 6.34%, 10/30/26	125,000	127,444
Bread Financial Holdings, Inc., 144A, 9.75%, 03/15/29	60,000	62,201

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SHORT DURATION BOND FUND (cont’d)

CORPORATE BONDS—48.3%	Principal Amount	Value
Distributors—0.2%
Genuine Parts Co., 1.75%, 02/01/25	$25,000	$ 24,004

Diversified financial services—1.5%
GGAM Finance Ltd., 144A, 8.00%, 02/15/27	120,000	123,005
Macquarie Airfinance Holdings Ltd., 144A, 8.38%, 05/01/28	65,000	68,078

Electric—0.1%
NSG Holdings LLC/NSG Holdings, Inc., 144A, 7.75%, 12/15/25	11,451	11,351

Electric utilities—1.2%
Duke Energy Corp., 5.00%, 12/08/25	150,000	150,276

Electrical components & equipment—0.8%
WESCO Distribution, Inc., 144A, 7.13%, 06/15/25	100,000	100,730

Electronic equipment, instruments & components—0.4%
Arrow Electronics, Inc., 6.13%, 03/01/26	50,000	50,061

Entertainment—2.4%
The Walt Disney Co., 1.75%, 01/13/26	25,000	23,660
Warnermedia Holdings, Inc.,
3.76%, 03/15/27	110,000	105,400
6.41%, 03/15/26	170,000	170,115

Equity real estate investment trusts (REITs)—2.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/ BPR Nimbus LLC/GGSI Sellco LLC, 144A, 4.50%, 04/01/27	36,000	32,400
HAT Holdings I LLC/HAT Holdings II LLC, 144A, 6.00%, 04/15/25	105,000	104,692
Simon Property Group LP,
1.38%, 01/15/27	130,000	118,701
3.50%, 09/01/25	50,000	48,840

Financial services—0.8%
NMI Holdings, Inc., 144A, 7.38%, 06/01/25	105,000	105,174

Food—0.5%
JBS USA LUX S.A./JBS USA Food Co./ JBS USA Finance, Inc., 5.13%, 02/01/28	65,000	64,639

Health care providers & services—1.6%
CVS Health Corp.,
2.63%, 08/15/24	50,000	49,059
5.00%, 02/20/26	85,000	85,402
Elevance Health, Inc., 2.38%, 01/15/25	70,000	67,979

Healthcare-services—1.6%
HCA, Inc., 5.20%, 06/01/28	200,000	202,052

Hotels, restaurants & leisure—0.4%
Marriott International, Inc., 4.90%, 04/15/29	45,000	45,292

Investment companies—0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24	100,000	99,391

IT services—1.3%
International Business Machines Corp., 4.50%, 02/06/28	160,000	160,851

Life sciences tools & services—1.3%
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	175,000	169,426

Machinery—0.5%
Hillenbrand, Inc., 5.75%, 06/15/25	60,000	59,925

Machinery-diversified—0.8%
John Deere Capital Corp., 4.80%, 01/09/26	100,000	100,531

Media—0.3%
Comcast Corp., 5.25%, 11/07/25	40,000	40,423

CORPORATE BONDS—48.3%	Principal Amount	Value
Mortgage real estate investment trusts (REITs)—1.0%
Starwood Property Trust, Inc., 4.75%, 03/15/25	$ 125,000	$ 123,337

Oil, gas & consumable fuels—1.6%
New Fortress Energy, Inc., 144A, 6.75%, 09/15/25	$135,000	133,923
Western Midstream Operating LP, 3.10%, 02/01/25	75,000	72,987

Packaging & containers—0.2%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	25,000	24,762

Pharmaceuticals—0.6%
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 04/15/24	75,000	74,746

Pipelines—1.2%
DCP Midstream Operating LP, 5.38%, 07/15/25	100,000	100,056
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 144A, SB, 9.00%, 10/15/26	50,000	49,601

Semiconductors & semiconductor equipment—1.2%
Intel Corp.,
3.75%, 08/05/27	25,000	24,501
4.88%, 02/10/28	125,000	127,085

Software—0.4%
Oracle Corp., 5.80%, 11/10/25	45,000	45,702

Specialty retail—0.4%
AutoNation, Inc., 3.50%, 11/15/24	50,000	48,936

Technology hardware, storage & peripherals—0.8%
Hewlett Packard Enterprise Co., 1.75%, 04/01/26	115,000	107,056

Transportation—0.4%
Canadian Pacific Railway Co., 1.35%, 12/02/24	50,000	48,206
Total corporate bonds (cost $6,088,743)		6,072,921

MORTGAGE AND ASSET-BACKED SECURITIES—6.0%
Asset-backed securities—1.5%
CCG Receivables Trust, Series 2021-2, Class A2, 144A, 0.54%, 03/14/29	42,632	41,380
Dllmt LLC, Series 2021-1, Class 1A, 144A, 1.00%, 07/21/25	54,630	53,517
Frontier Issuer LLC, Series 2023-1, Class A2, 144A, 6.60%, 08/20/53	100,000	99,481

Commercial mortgage-backed securities—3.4%
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A24, 144A, VR, 3.00%, 09/25/52	85,677	75,781
GS Mortgage-Backed Securities Trust, Series 2023-PJ4, Class A16, 144A, VR, 6.50%, 01/25/54	116,469	118,011
JP Morgan Mortgage Trust,
Series 2023-6, Class A4, 144A, VR, 6.00%, 12/26/53	123,681	124,019
Series 2023-9, Class A4, 144A,VR, 6.00%, 04/25/54	108,834	109,012

Federal agency mortgage-backed obligations—1.1%
Federal Home Loan Mortgage Corp., 3.25%, 05/17/24	25,000	24,810
4.00%, 05/17/27	25,000	24,834
Federal National Mortgage Association, 5.60%, 11/25/25	85,000	85,129
Total mortgage and asset-backed securities (cost $751,748)		755,974

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

12.31.2023

CARILLON CHARTWELL SHORT DURATION BOND FUND (cont’d)

U.S. TREASURIES—37.2%	Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/27	$125,314	$117,746
U.S. Treasury Notes,
0.25%, 06/15/24	15,000	14,673
0.38%, 09/15/24	250,000	242,109
0.38%, 11/30/25	375,000	348,237
0.75%, 11/15/24	550,000	530,772
1.00%, 12/15/24	345,000	332,696
1.13%, 08/31/28	190,000	167,749
1.50%, 08/15/26	30,000	28,078
1.50%, 01/31/27	670,000	621,922
1.63%, 09/30/26	310,000	290,649
2.13%, 05/15/25	175,000	169,415
2.38%, 05/15/27	240,000	227,953
3.13%, 08/15/25	370,000	362,629
4.13%, 09/30/27	630,000	633,987
4.25%, 09/30/24	600,000	596,930
Total U.S. Treasuries (cost $4,694,947)		4,685,545

U.S. GOVERNMENT AGENCY SECURITIES—6.1%
Federal Farm Credit Banks Funding Corp.,
4.47%, 06/22/28	25,000	24,537
5.48%, 10/25/27	125,000	124,943
5.65%, 06/28/30	130,000	129,904
5.87%, 10/24/29	35,000	34,986
Federal Home Loan Banks,
0.65%, 10/25/24	75,000	72,406
1.00%, 06/14/24	55,000	53,916
1.00%, 11/22/24	50,000	48,313
1.25%, 12/20/24	30,000	28,926
1.25%, 10/26/26	100,000	91,865
1.50%, 11/23/26	30,000	27,686
1.90%, 02/17/27	25,000	23,306
2.75%, 03/25/27	55,000	52,573
3.50%, 04/26/27	25,000	24,473
4.50%, 07/26/27	25,000	25,005
Total U.S. government agency securities (cost $784,864)		762,839

Total investment portfolio (cost $12,320,302)—97.6%		12,277,279

Other assets in excess of liabilities—2.4%		305,338

Total net assets—100.0%		$12,582,617

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

VR—Variable rate security. Interest rate adjusts periodically based on changes in current interest rates. Rate shown is the rate in effect as of the date of this report.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

Asset allocation (unaudited)

Security type	Percent of net assets
Corporate bonds	48.3%
U.S. Treasuries	37.2%
U.S. government agency securities	6.1%
Mortgage and asset-backed securities	6.0%

The accompanying notes are an integral part of the financial statements.	17

Statements of Assets and Liabilities

12.31.2023

	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Value Fund

Assets
Investments-unaffiliated, at value (a)	$ 284,916,109	$ 22,928,022	$142,096,498
Cash	21,378,130	859,265	—
Receivable for investments sold	1,044,636	—	1,454,478
Receivable for fund shares sold	5,425	3,762	20,733
Receivable for dividends and interest, net	1,730,382	31,607	170,251
Receivable for foreign tax reclaims	69,475	428	738
Receivable from Adviser, net	—	3,965	—
Prepaid expenses	3,635	1,924	2,500
Total assets	309,147,792	23,828,973	143,745,198

Liabilities
Payable for fund shares redeemed	1,062,896	11,782	195,035
Due to custodian	—	—	88,905
Accrued investment advisory fees, net	79,333	—	73,117
Accrued administrative fees	26,369	2,084	12,168
Other accrued expenses	81,436	27,788	55,811
Total liabilities	1,250,034	41,654	425,036
Net assets	307,897,758	23,787,319	143,320,162

Net assets consists of
Paid-in capital	335,126,502	18,635,066	107,498,055
Total distributable earnings (accumulated loss)	(27,228,744)	5,152,253	35,822,107
Net assets	307,897,758	23,787,319	143,320,162

NAV per share	$ 12.80	$ 17.09	$ 19.27

Shares of beneficial interest outstanding	24,055,622	1,391,975	7,437,329

(a) Identified cost	$ 293,212,940	$ 18,356,990	$109,261,249

	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Short Duration Bond Fund

Assets
Investments-unaffiliated, at value (a)	$232,780,929	$16,548,455	$12,277,279
Cash	12,012,220	189,963	224,317
Receivable for fund shares sold	3,687,791	—	—
Receivable for dividends and interest, net	3,063,686	8,361	97,376
Receivable from Adviser, net	—	3,682	14,630
Prepaid expenses	2,812	2,044	1,759
Total assets	251,547,438	16,752,505	12,615,361

Liabilities
Payable for fund shares redeemed	4,162,367	—	235
Accrued investment advisory fees, net	47,579	—	—
Accrued administrative fees	20,853	1,361	1,069
Other accrued expenses	44,970	26,587	31,440
Total liabilities	4,275,769	27,948	32,744
Net assets	247,271,669	16,724,557	12,582,617

Net assets consists of
Paid-in capital	251,558,064	13,722,059	12,653,440
Total distributable earnings (accumulated loss)	(4,286,395)	3,002,498	(70,823)
Net assets	247,271,669	16,724,557	12,582,617

NAV per share	$ 9.43	$ 13.22	$ 9.68

Shares of beneficial interest outstanding	26,220,794	1,265,352	1,299,733

(a) Identified cost	$234,135,230	$12,284,108	$12,320,302

18	The accompanying notes are an integral part of the financial statements.

Statements of Operations

01.01.2023 to 12.31.2023

	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Small Cap Value Fund

Investment income
Dividends	$ 2,404,352	$ 449,371	$ 2,159,772
Less: foreign taxes withheld	(36,919)	(643)	(1,107)
Interest	11,379,283	15,844	48,326
Total investment income	13,746,716	464,572	2,206,991

Expenses
Investment advisory fees	1,377,255	232,013	1,155,364
Administrative fees	344,312	35,694	144,420
Printing and mailing fees	156,395	37,944	137,998
Accounting fees	184,242	40,531	76,086
Shareholder servicing fees	230,771	24,377	121,826
Trustees compensation	53,697	53,697	53,697
Professional fees	57,535	53,058	53,201
Custodian fees	34,581	5,865	20,236
State registration fees	25,925	23,540	23,478
Compliance fees	1,255	1,254	1,254
Other expenses	60,535	24,036	31,770
Total expenses before adjustments	2,526,503	532,009	1,819,330

Fees and expenses waived	(323,500)	(210,884)	(302,842)
Total expenses after adjustments	2,203,003	321,125	1,516,488

Net investment income (loss)	11,543,713	143,447	690,503

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(14,531,026)	1,183,285	9,593,323
Foreign currency transactions	(2,449)	—	—
Net realized gain (loss)	(14,533,475)	1,183,285	9,593,323
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,918,248	315,798	6,219,898

Net gain (loss) on investments	13,384,773	1,499,083	15,813,221

Net increase (decrease) in assets resulting from operations	24,928,486	1,642,530	16,503,724

The accompanying notes are an integral part of the financial statements.	19

Statements of Operations

01.01.2023 to 12.31.2023

	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Short Duration Bond Fund

Investment income
Dividends	$ 188,635	$ 124,851	$ 15,724
Interest	11,354,330	12,438	512,777
Total investment income	11,542,965	137,289	528,501

Expenses
Investment advisory fees	692,169	121,233	25,848
Administrative fees	230,722	16,164	12,924
Printing and mailing fees	50,866	35,298	29,796
Accounting fees	116,557	38,777	61,834
Shareholder servicing fees	103,970	12,922	14,847
Trustees compensation	53,697	53,697	53,697
Professional fees	56,010	53,296	56,010
Custodian fees	16,961	7,180	6,257
State registration fees	29,469	21,955	26,391
Compliance fees	1,255	1,254	1,255
Other expenses	24,244	25,129	26,001
Total expenses before adjustments	1,375,920	386,905	314,860

Fees and expenses waived	(245,062)	(217,173)	(264,416)
Total expenses after adjustments	1,130,858	169,732	50,444

Net investment income (loss)	10,412,107	(32,443)	478,057

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	(1,536,356)	802,000	(11,827)
Net realized gain (loss)	(1,536,356)	802,000	(11,827)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,638,940	2,471,911	235,968

Net gain (loss) on investments	7,102,584	3,273,911	224,141

Net increase (decrease) in assets resulting from operations	17,514,691	3,241,468	702,198

20	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Chartwell Income Fund		Carillon Chartwell Mid Cap Value Fund		Carillon Chartwell Small Cap Value Fund

	1/1/23 to 12/31/23	1/1/22 to 12/31/22	1/1/23 to 12/31/23	1/1/22 to 12/31/22	1/1/23 to 12/31/23	1/1/22 to 12/31/22

Net assets, beginning of period	$366,987,025	$520,176,684	$40,877,310	$38,466,954	$149,897,553	$182,868,249
Increase (decrease) in net assets from operations
Net investment income (loss)	11,543,713	12,518,446	143,447	455,321	690,503	880,474
Net realized gain (loss)	(14,533,475)	6,656,309	1,183,285	173,250	9,593,323	(299,613)
Net change in unrealized appreciation (depreciation)	27,918,248	(69,851,516)	315,798	(5,411,276)	6,219,898	(18,245,101)
Net increase (decrease) in net assets resulting from operations	24,928,486	(50,676,761)	1,642,530	(4,782,705)	16,503,724	(17,664,240)
Distributions to shareholders from earnings	(11,632,047)	(14,292,087)	(761,157)	(455,723)	(4,936,057)	(1,794,548)
Fund share transactions
Proceeds from shares sold	11,673,009	16,739,649	1,562,102	15,004,186	14,724,443	32,673,349
Issued as reinvestment of distributions	11,299,991	13,769,014	760,917	455,723	4,278,801	1,535,603
Cost of shares redeemed	(95,358,706)	(118,729,474)	(20,294,383)	(7,811,125)	(37,148,302)	(47,720,860)
Net increase (decrease) from fund share transactions	(72,385,706)	(88,220,811)	(17,971,364)	7,648,784	(18,145,058)	(13,511,908)
Increase (decrease) in net assets	(59,089,267)	(153,189,659)	(17,089,991)	2,410,356	(6,577,391)	(32,970,696)
Net assets, end of period	307,897,758	366,987,025	23,787,319	40,877,310	143,320,162	149,897,553

Shares issued and redeemed
Shares sold	927,702	1,277,983	93,498	857,317	809,342	1,776,773
Issued as reinvestment of distributions	900,098	1,075,484	44,655	27,576	222,276	88,000
Shares redeemed	(7,621,766)	(9,261,303)	(1,224,164)	(444,074)	(2,041,177)	(2,607,990)
Net Shares issued and redeemed	(5,793,966)	(6,907,836)	(1,086,011)	440,819	(1,009,559)	(743,217)

	Carillon Chartwell Short Duration High Yield Fund		Carillon Chartwell Small Cap Growth Fund		Carillon Chartwell Short Duration Bond Fund

	1/1/23 to 12/31/23	1/1/22 to 12/31/22	1/1/23 to 12/31/23	1/1/22 to 12/31/22	1/1/23 to 12/31/23	1/1/22 to 12/31/22

Net assets, beginning of period	$209,672,494	$216,879,499	$16,303,123	$28,329,652	$9,570,129	$5,948,026
Increase (decrease) in net assets from operations
Net investment income (loss)	10,412,107	6,219,198	(32,443)	(113,992)	478,057	99,003
Net realized gain (loss) on investments	(1,536,356)	(942,417)	802,000	(1,783,959)	(11,827)	(15,132)
Net change in unrealized appreciation (depreciation)	8,638,940	(12,262,690)	2,471,911	(6,765,763)	235,968	(247,915)
Net increase (decrease) in net assets resulting from operations	17,514,691	(6,985,909)	3,241,468	(8,663,714)	702,198	(164,044)
Distributions to shareholders from earnings	(10,445,245)	(6,245,837)	—	(792,440)	(480,499)	(98,778)
Fund share transactions
Proceeds from shares sold	54,348,886	52,219,936	673,608	2,443,220	4,230,200	8,563,868
Issued as reinvestment of distributions	10,381,948	6,191,390	—	792,440	480,499	98,777
Cost of shares redeemed	(34,201,105)	(52,386,585)	(3,493,642)	(5,806,035)	(1,919,910)	(4,777,720)
Net increase (decrease) from fund share transactions	30,529,729	6,024,741	(2,820,034)	(2,570,375)	2,790,789	3,884,925
Increase (decrease) in net assets	37,599,175	(7,207,005)	421,434	(12,026,529)	3,012,488	3,622,103
Net assets, end of period	247,271,669	209,672,494	16,724,557	16,303,123	12,582,617	9,570,129

Shares issued and redeemed
Shares sold	5,877,176	5,671,899	54,191	190,000	442,736	905,741
Issued as reinvestment of distributions	1,123,195	669,528	—	73,374	50,298	10,351
Shares redeemed	(3,693,559)	(5,666,098)	(298,746)	(485,168)	(200,740)	(506,643)
Net Shares issued and redeemed	3,306,812	675,329	(244,555)	(221,794)	292,294	409,449

The accompanying notes are an integral part of the financial statements.	21

Financial Highlights

Per share data for a share outstanding throughout each year/period

Fiscal period				From investment operations			Dividends & distributions						Ratios to average net asset (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains		Total		Ending net asset value	With expenses waived/ recovered (a)		Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (thousands)
Beginning	Ending
Carillon Chartwell Income Fund*
01/01/23	12/31/23		$12.29	$0.42	$0.52	0.94	$(0.43)	$—		(0.43)		12.80	0.64		0.73	3.35	59	7.77	$307,898
01/01/22	12/31/22		14.15	0.38	(1.80)	(1.42)	(0.39)	(0.05)		(0.44)		12.29	0.64		0.69	2.87	40	(10.14)	366,987
01/01/21	12/31/21		13.53	0.34	0.65	0.99	(0.37)	—		(0.37)		14.15	0.64		0.68	2.41	56	7.35	520,177
11/01/20	12/31/20	^	12.72	0.07	0.81	0.88	(0.07)	—		(0.07)		13.53	0.64		0.73	2.93	7	6.93	556,850
11/01/19	10/31/20		13.26	0.40	(0.52)	(0.12)	(0.42)	—		(0.42)		12.72	0.64		0.67	3.08	63	(0.83)	568,025
11/01/18	10/31/19		13.18	0.41	0.50	0.91	(0.44)	(0.39)		(0.83)		13.26	0.64		0.66	2.95	137	7.22	1,030,248

Carillon Chartwell Mid Cap Value Fund*
01/01/23	12/31/23		16.50	0.07	1.07	1.14	(0.13)	(0.42)		(0.55)		17.09	0.90		1.49	0.40	33	6.90	23,787
01/01/22	12/31/22		18.88	0.19	(2.38)	(2.19)	(0.18)	(0.01)		(0.19)		16.50	0.90		1.29	1.15	27	(11.63)	40,877
01/01/21	12/31/21		14.92	0.11	3.96	4.07	(0.11)	—		(0.11)		18.88	0.90		1.29	0.68	15	27.30	38,467
11/01/20	12/31/20	^	13.12	0.03	1.94	1.97	(0.17)	—		(0.17)		14.92	0.90		1.56	1.25	3	15.00	28,540
11/01/19	10/31/20		15.54	0.19	(2.28)	(2.09)	(0.18)	(0.15)		(0.33)		13.12	0.90		1.47	1.40	35	(13.81)	24,752
11/01/18	10/31/19		15.07	0.17	1.34	1.51	(0.11)	(0.93)		(1.04)		15.54	1.02	~	1.44	1.09 ~	36	11.47	25,704

Carillon Chartwell Small Cap Value Fund*
01/01/23	12/31/23		17.75	0.09	2.09	2.18	(0.21)	(0.45)		(0.66)		19.27	1.05		1.26	0.48	27	12.30	143,320
01/01/22	12/31/22		19.90	0.10	(2.04)	(1.94)	—	(0.21)		(0.21)		17.75	1.05		1.17	0.54	24	(9.71)	149,898
01/01/21	12/31/21		17.75	0.10	4.16	4.26	(0.10)	(2.01)		(2.11)		19.90	1.05		1.15	0.45	20	24.42	182,868
11/01/20	12/31/20	^	14.75	0.04	3.09	3.13	(0.13)	—		(0.13)		17.75	1.05		1.21	1.32	2	21.23	177,334
11/01/19	10/31/20		18.67	0.13	(3.37)	(3.24)	(0.14)	(0.54)		(0.68)		14.75	1.05		1.18	0.81	30	(18.16)	148,069
11/01/18	10/31/19		18.79	0.13	1.04	1.17	(0.07)	(1.22)		(1.29)		18.67	1.05		1.07	0.69	30	7.54	172,753

Carillon Chartwell Short Duration High Yield Fund*
01/01/23	12/31/23		9.15	0.42	0.28	0.70	(0.42)	—		(0.42)		9.43	0.49		0.60	4.51	39	7.80	247,272
01/01/22	12/31/22		9.75	0.29	(0.60)	(0.31)	(0.29)	—		(0.29)		9.15	0.49		0.59	3.09	35	(3.17)	209,672
01/01/21	12/31/21		9.79	0.27	(0.04)	0.23	(0.27)	—		(0.27)		9.75	0.49		0.58	2.78	54	2.40	216,879
11/01/20	12/31/20	^	9.59	0.05	0.20	0.25	(0.05)	—		(0.05)		9.79	0.49		0.66	3.13	9	2.63	163,703
11/01/19	10/31/20		9.68	0.33	(0.08)	0.25	(0.34)	—		(0.34)		9.59	0.49		0.61	3.55	63	2.62	161,474
11/01/18	10/31/19		9.48	0.35	0.20	0.55	(0.35)	—		(0.35)		9.68	0.49		0.67	3.62	41	5.89	91,914

Carillon Chartwell Small Cap Growth Fund*
01/01/23	12/31/23		10.80	(0.02)	2.44	2.42	—	—		—		13.22	1.05		2.39	(0.20)	72	22.41	16,725
01/01/22	12/31/22		16.36	(0.08)	(4.96)	(5.04)	—	(0.52)		(0.52)		10.80	1.05		1.82	(0.54)	80	(30.83)	16,303
01/01/21	12/31/21		17.29	(0.15)	2.78	2.63	(0.01)	(3.55)		(3.56)		16.36	1.05		1.47	(0.88)	61	16.47	28,330
11/01/20	12/31/20	^	15.22	(0.01)	3.24	3.23	—	(1.16)		(1.16)		17.29	1.05		1.76	(0.58)	24	21.20	27,436
11/01/19	10/31/20		11.78	(0.09)	3.53	3.44	—	(0.00	) +	(0.00	) +	15.22	1.05		1.73	(0.56)	104	29.25	22,808
11/01/18	10/31/19		11.55	(0.04)	0.32	0.28	—	(0.05)		(0.05)		11.78	1.05		1.64	(0.39)	104	2.46	20,637

Carillon Chartwell Short Duration Bond Fund*
01/01/23	12/31/23		9.50	0.35	0.18	0.53	(0.35)	—		(0.35)		9.68	0.39		2.43	3.70	29	5.72	12,583
01/01/22	12/31/22		9.95	0.13	(0.45)	(0.32)	(0.13)	(0.00	) +	(0.13)		9.50	0.39		3.12	1.54	69	(3.15)	9,570
09/22/21	12/31/21		10.00	0.01	(0.05)	(0.04)	(0.01)	(0.00	) +	(0.01)		9.95	0.39		3.51	0.46	6	(0.37)	5,948

* Per share amounts have been calculated using the daily average share method. Redemption fees of less than $0.005/share are included with Realized & unrealized gain (loss) from investment operations. Funds with less than five years of financial highlights shown are showing the financial highlights for the entire history of the Fund.

^ Fund changed fiscal year to December 31.

+ Amount distributed was less than $0.005/share.

~ Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05%

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.

22	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

12.31.2023

Note 1 | Organization | Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series, each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower”, “Manager”, or “Adviser”). On September 30, 2022, Carillon Tower also began doing business as Raymond James Investment Management. This did not involve any change in Carillon Tower’s structure, ownership, or control. The Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Short Duration Bond Fund (each a “fund” and collectively the “Funds”) are each a separate series of the Trust.

•	Carillon Chartwell Income Fund (“Income Fund”)—primarily seeks current income and, secondarily, seeks to preserve capital.
•	Carillon Chartwell Mid Cap Value Fund (“Mid Cap Value”)—seeks long-term capital appreciation.
•	Carillon Chartwell Small Cap Value Fund (“Small Cap Value”)—seeks long-term capital appreciation.
•	Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield”)—seeks income and long-term capital appreciation.
•	Carillon Chartwell Small Cap Growth Fund (“Small Cap Growth”)—seeks long-term capital appreciation.
•	Carillon Chartwell Short Duration Bond Fund (“Short Duration Bond”)—seeks to maximize current income by investing in high quality short maturity fixed income securities while also preserving capital.

Note 2 | Significant Accounting Policies | The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates | The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities | The price of each fund’s share is based on the NAV per share. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, portfolio securities for which market quotations are readily available are valued at market value; however, a market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). In accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board approved the Adviser as the fund’s valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”). The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value determined in good faith.

There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities | Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities | If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign

23

Notes to Financial Statements

12.31.2023

security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology, or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
•

Fixed income securities | Government bonds, corporate bonds, asset-backed bonds, municipal bonds, medium-term notes, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity, and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Investment companies and exchange-traded funds (ETFs) | Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements | Each fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

The following is a summary of the inputs used to value each fund’s investments as of December 31, 2023:

	Level 1	Level 2	Level 3

Income Fund
Common stocks (a)	$36,413,485	$—	$—
Exchange traded funds	6,232,515	—	—
Preferred stocks	5,233,785	—	—
Corporate bonds (a)	—	53,803,876	—
Mortgage and asset-backed securities	—	91,001,428	—
U.S. Treasuries	—	62,764,579	—
U.S. government agency securities	—	7,588,133	—
U.S. Treasury Bills	—	21,878,308	—
Total investment portfolio	$47,879,785	$237,036,324	$—

Mid Cap Value Fund
Common stocks (a)	$22,928,022	$—	$—
Total investment portfolio	$22,928,022	$—	$—

Small Cap Value Fund
Common stocks (a)	$142,096,498	$—	$—
Total investment portfolio	$142,096,498	$—	$—

	Level 1	Level 2	Level 3

Short Duration High Yield Fund
Domestic corporate bonds (a)	$—	$201,885,837	$—
Foreign corporate bonds (a)	—	30,895,092	—
Total investment portfolio	$—	$232,780,929	$—

Small Cap Growth Fund
Common stocks (a)	$16,548,455	$—	$—
Total investment portfolio	$16,548,455	$—	$—

Short Duration Bond Fund
Corporate bonds (a)	$—	$6,072,921	$—
Mortgage and asset-backed securities	—	755,974	—
U.S. Treasuries	—	4,685,545	—
U.S. government agency securities	—	762,839	—
Total investment portfolio	$—	$12,277,279	$—

(a) Please see the investment portfolio for details.

At December 31, 2023, the Funds did not hold any Level 3 investments.

24

Notes to Financial Statements

12.31.2023

Investment Transactions, Investment Income and Expenses | Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed on the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Federal Income Taxes | The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense on the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods (generally, three years) the Funds did not have a liability for any unrecognized tax expenses.

Distributions to Shareholders | Mid Cap Value Fund, Small Cap Value Fund, and Small Cap Growth Fund make distributions of net investment income and net realized capital gains, if any, at least annually. Income Fund, Short Duration High Yield Fund and Short Duration Bond Fund make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Distributions made to shareholders from earnings were as follows:

		Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Ordinary Income	1/1/23 to 12/31/23	$11,632,047	$165,106	$1,570,977	$10,445,245	$—	$480,499
	1/1/22 to 12/31/22	12,831,056	434,046	—	6,245,837	—	98,778
Long-term capital gain	1/1/23 to 12/31/23	$—	$596,051	$3,365,080	$—	$—	$—
	1/1/22 to 12/31/22	1,461,031	21,677	1,794,548	—	792,440	—

Accounting Estimates | The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

Indemnifications | In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each fund is expected to be remote.

Note 3 | Investment Advisory and Other Agreements | Carillon Tower serves as the investment adviser to the Funds pursuant to an investment advisory agreement. Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the Funds pursuant to a subadvisory agreement.

The Investment Advisory Agreement provides for each Fund to pay Carillon Tower an annualized management fee based on a percentage of a Fund’s average net assets calculated and accrued according to the following schedule. The Subadvisory Agreement provides for Carillon Tower to pay Chartwell a subadvisory fee for each Fund pursuant to the same fee rate schedule.

25

Notes to Financial Statements

12.31.2023

Fund	Average daily net assets	Rate charged
Income Fund	$0 to $1.75 billon $1.75 billon to $3.5 billon Over $3.5 billon	0.40% 0.38% 0.36%
Mid Cap Value Fund	All Assets	0.65%
Small Cap Value Fund	All Assets	0.80%
Short Duration High Yield Fund	All Assets	0.30%
Small Cap Growth Fund	All Assets	0.75%
Short Duration Bond Fund	All Assets	0.20%

For the year ended December 31, 2023, Carillon Tower was paid the following in Adviser fees:

Carillon Tower Advisory Fee
Income Fund	$1,377,255
Mid Cap Value Fund	232,013
Small Cap Value Fund	1,155,364
Short Duration High Yield Fund	692,169
Small Cap Growth Fund	121,233
Short Duration Bond Fund	25,848

Each Fund has entered into an Administration Agreement with Carillon Tower under which each Fund pays Carillon Tower for various administrative services at a rate of 0.10% of the average daily net assets for all Funds. For the year ended December 31, 2023, each Fund paid Carillon Tower administration fees in the amounts set forth in the table below.

Carillon Tower Administration Fee
Income Fund	$344,312
Mid Cap Value Fund	35,694
Small Cap Value Fund	144,420
Short Duration High Yield Fund	230,722
Small Cap Growth Fund	16,164
Short Duration Bond Fund	12,924

Agency commissions | During the year ended December 31, 2023, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Total agency brokerage commissions	$333,701	$33,745	$134,257	$—	$26,909	$—
Paid to RJA	20,188	727	—	—	—	—

Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses of the Funds to the extent that a Fund’s annual operating expenses for its fiscal year exceed the limitations (“Expense Limitations”). These Expense Limitations will be in effect through July 1, 2024. For purposes of this Agreement, annual operating expenses shall not include interest, taxes, brokerage commissions, cost relating to investments in other investment companies, dividends and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. In addition, annual operating expenses shall include offset expense arrangements with the custodian for each Series. The following table summarizes the expense caps in effect through July 1, 2024.

Contractual Expense Limitation
Income Fund	0.64%
Mid Cap Value Fund	0.90%
Small Cap Value Fund	1.05%
Short Duration High Yield Fund	0.49%
Small Cap Growth Fund	1.05%
Short Duration Bond Fund	0.39%

26

Notes to Financial Statements

12.31.2023

Fees and expenses waived and/or reimbursed on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 1/1/23 to 12/31/23	Total
Income Fund	$323,500
Mid Cap Value Fund	210,884
Small Cap Value Fund	302,842
Short Duration High Yield Fund	245,062
Small Cap Growth Fund	217,173
Short Duration Bond Fund	264,416

Fees waived and/or expenses reimbursed by Carillon Tower may be recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from Chartwell for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to Chartwell any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by Fund and the dates that these amounts will expire:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
December 31, 2024	$118,908	$87,873	$110,804	$127,119	$90,168	$100,385
December 31, 2025	323,500	210,884	302,842	245,062	217,173	264,416

The Manager did not recover any previously waived expenses during the year ended December 31, 2023.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, provides administration, fund accounting and transfer agent services to the Funds. Prior to August 7, 2023, Ultimus Fund Solutions, LLC (“Ultimus”) provided administration, fund accounting and transfer agency services to the Funds.

Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, serves as the distributor of the Funds. Prior to July 1, 2022, Foreside Fund Services, LLC (“Foreside”) served as the Funds’ distributor.

Each Fund has adopted a Distribution and Service Plan (“Plan”) for the Funds pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows for a Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. To date, the Board has not authorized the payment of fees pursuant to the Plan. Therefore, the Funds currently do not have any direct distribution expenses as of December 31, 2023.

Each Trustee of the Carillon Family of Funds receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to the Funds, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds.

Certain officers of the Carillon Family of Funds may be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds.

Note 4 | Federal Income Taxes | At December 31, 2023, the components of distributable earnings (losses) on a tax basis were as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Cost of investments	$294,055,241	$18,512,700	$110,440,451	$234,192,771	$12,506,236	$12,324,026
Gross unrealized appreciation	10,935,012	5,100,213	36,206,178	1,973,079	4,695,955	85,010
Gross unrealized depreciation	(20,074,144)	(684,891)	(4,550,132)	(3,384,921)	(653,736)	(131,757)
Net unrealized appreciation/(depreciation)	(9,139,132)	4,415,322	31,656,046	(1,411,842)	4,042,219	(46,747)
Undistributed ordinary income	—	—	—	—	99,814	813
Undistributed long-term gain	—	736,931	4,166,061	—	—	—
Total undistributed earnings	—	736,931	4,166,061	—	99,814	813
Other accumulated gains (losses)	(18,089,612)	—	—	(2,874,553)	(1,139,535)	(24,889)
Total distributable earnings (loss)	$(27,228,744)	$5,152,253	$35,822,107	$(4,286,395)	$3,002,498	$(70,823)

The difference between the cost of investments for financial statement and federal income tax purposes for Income Fund, Mid Cap Value Fund, Small Cap Value Fund, Short Duration High Yield Fund, Small Cap Growth Fund, and Short Duration Bond Fund is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and U.S. GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and adjustments to basis on passive foreign investment companies.

27

Notes to Financial Statements

12.31.2023

At December 31, 2023, capital loss carryforwards and late year loss deferrals are as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Capital loss carryforwards utilized 1/1/23 to 12/31/23	$—	$—	$747,635	$—	$800,417	$—
Capital loss carryforwards available indefinitely at 12/31/23	18,089,612	—	—	2,874,553	1,139,535	24,889
Late year loss deferrals available at 12/31/23	—	—	—	—	—	—

These capital loss carryforwards, which do not expire, are available to offset realized capital gains in future years, thereby reducing future taxable gain distributions.

Qualified late year capital losses incurred after October 31, 2023 and within the current taxable year are deemed to arise on the first day of the Fund’s next taxable year.

For the year ended December 31, 2023, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Paid-in capital	$(38,466)	1	—	(27,838)	—	—
Total distributable earnings (loss)	38,466	(1)	—	27,838	—	—

These reclassifications are primarily due to differences in the financial reporting and federal income tax treatment of foreign currency transactions, distributions to shareholders, and paydowns on asset-backed securities held by the funds, as applicable. Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

Note 5 | Purchase and sales of securities | During the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Purchases	$145,092,428	$11,584,269	$37,990,182	$106,537,220	$11,305,182	$4,169,971
Purchases - U.S. Treasury securities	36,204,548	—	—	—	—	2,572,059
Sales	246,665,233	29,502,862	59,948,912	85,239,307	13,901,166	3,062,013
Sales - U.S. Treasury securities	42,703,178	—	—	—	—	433,766

Note 6 | New accounting pronouncements and regulatory changes | In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission adopted amendments to the requirements for annual and semi-annual shareholder reports provided by mutual funds and exchange-traded funds (ETFs) to highlight key information for investors. The Commission’s final rule amendments will require mutual funds and ETFs that are registered on Form N-1A (“open-end funds” or “funds”) to transmit to shareholders concise and visually engaging annual and semi-annual reports that highlight information that is particularly important for retail shareholders to assess and monitor their fund investments on an ongoing basis. The final rule amendments also facilitate funds’ ability to make electronic versions of their shareholder reports more user-friendly and interactive. In addition, open-end funds will be required to tag the information in their shareholder reports using Inline XBRL structured data language. The new rules will require that funds make available online certain information that may be more relevant to investors and financial professionals who desire more in-depth information. This information also must be delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. This information includes, for example, a fund’s schedule of investments and other financial statement elements. The final rule amendments include requirements that will help ensure that investors can easily reach and navigate the information that appears online. The Commission adopted amendments to exclude open-end funds from the scope of rule 30e-3, which generally permits certain registered investment companies to satisfy shareholder report transmission requirements by making these reports and other materials available online and providing a notice of the reports’ online availability, instead of directly providing the reports to shareholders. The amendments excluding open-end funds from rule 30e-3 are intended to help ensure that all open-end fund investors will experience the benefits of the new tailored shareholder reports. Open-end fund shareholders will directly receive the new tailored annual and semi-annual reports, either in paper or, if the shareholder has so elected, electronically. These updates are effective January 24, 2023 with an 18-month transition period for funds to comply with the new framework. Management is currently evaluating the impact of these updates on the Funds’ annual and semi-annual shareholder reports.

28

Notes to Financial Statements

12.31.2023

Note 7 | Other matters | In February 2022, Russia commenced a military attack on Ukraine, which became the start of the ongoing Ukraine Russia war. Sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on foreign economies and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflicts and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

The Board of Trustees of Carillon Series Trust (“Board”) has approved a Plan of Liquidation and Dissolution upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon”) pursuant to which the Carillon Chartwell Short Duration Bond Fund (“Fund”) will be liquidated and terminated on or about April 19, 2024 (the “Liquidation Date”). In anticipation of the liquidation, effective on or about April 5, 2024, the Fund will be closed to new shareholders. To prepare for the liquidation, Carillon and/or Chartwell Investment Partners LLC (“Chartwell”), the Fund’s subadviser, may need to increase the portion of the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and to meet redemption requests. As a result, the Fund may no longer be pursuing its investment objective during this transition. The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date. These distributions may be taxable events. Once the distributions are complete, the Fund will terminate.

Note 8 | Subsequent events | The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize, in the financial statements, the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Manager has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that materially impacted the amounts or disclosures in the Funds’ financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Short Duration Bond Fund and Board of Trustees of Carillon Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Carillon Series Trust comprising Carillon Chartwell Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Short Duration Bond Fund (the “Funds”) as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 23, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 21, 2024

30

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (“Board”) has designated Raymond James Investment Management as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program. A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 19, 2023, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from July 1, 2022 through March 31, 2023 (“Review Period”). Based on its assessment, the Administrator concluded that (1) each Fund’s investment strategy remained appropriate for an open-end fund; (2) the Program is effectively designed to assess and manage the Funds’ liquidity risk; (3) the Funds’ liquidity risk remains low; and (4) each Fund held sufficient highly liquid assets to meet fund redemptions. The Administrator further reported that there had been no material changes to the Program and no material violations of the Program during the Review Period. The Report stated that the Administrator believes that the Program continues to be an effective tool to manage and mitigate the Funds’ liquidity risk.

2023 Federal Tax Notice

(UNAUDITED)

The following information for the year ended December 31, 2023 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Income Fund	Mid Cap Value Fund	Small Cap Value Fund	Short Duration High Yield Fund	Small Cap Growth Fund	Short Duration Bond Fund
Qualified dividend income	11.40%	100.00%	100.00%	0.00%	0.00%	0.00%
Dividends received deduction	7.87%	100.00%	100.00%	0.00%	0.00%	0.00%
Long-term capital gains	$—	$596,051	$3,365,080	$—	$—	$—

31

Understanding Your Ongoing Costs

(UNAUDITED) | 12.31.2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses | The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on July 1, 2023 and held through December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes | The table below shows each Fund’s expenses based on a $1,000 investment held from July 1, 2023 through December 31, 2023 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual		Hypothetical

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio
Income Fund	$1,000.00	$1,037.20	$3.29	$1,021.98	$3.26	0.64%
Mid Cap Value Fund	1,000.00	$1,024.30	$4.59	$1,020.67	$4.58	0.90
Small Cap Value Fund	1,000.00	$1,081.00	$5.51	$1,019.91	$5.35	1.05
Short Duration High Yield Fund	1,000.00	$1,047.90	$2.53	$1,022.74	$2.50	0.49
Small Cap Growth Fund	1,000.00	$1,075.70	$5.49	$1,019.91	$5.35	1.05
Short Duration Bond Fund	1,000.00	$1,038.10	$2.00	$1,023.24	$1.99	0.39

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

32

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview. | At meetings held on August 17-18, 2023, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon Chartwell Income Fund (“Income Fund”), Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Short Duration Bond Fund, Carillon Chartwell Small Cap Value Fund, and Carillon Chartwell Small Cap Growth Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), the subadviser to the Funds. The investment advisory and subadvisory agreements are referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers the renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided throughout the year relevant to the annual renewal of the Agreements, including: information regarding the services and support provided to the Funds and their shareholders by Carillon Tower, Chartwell, U.S. Bank Global Fund Services, a third party that provides sub-administration, transfer agency and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Financial, Inc.’s (“RJF”) Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of Chartwell; and compliance and financial reports concerning the Funds, as well as responses by Carillon Tower and Chartwell to any issues raised therein. The Board considered that it previously had reviewed information concerning Ultimus Fund Solutions, LLC, the co-administrator, fund accountant and transfer agent, and UMB Bank, n.a., the custodian for the Funds until August 5, 2023. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

In addition, throughout the year, the Board regularly met with senior management personnel and reviewed information prepared by Carillon Tower and Chartwell regarding the Funds’ expenses and performance.

Carillon Tower and Chartwell also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower and Chartwell, to assist the Board in determining whether to renew the Agreements. These responses contained substantial and detailed information regarding the Funds and, as applicable, Carillon Tower and Chartwell. The responses also included information regarding the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge Financial Solutions, Inc. (“Broadridge”) performance universe, benchmark indices, and, as applicable, a composite of similar accounts managed by Chartwell, and the Funds’ expenses relative to funds within the applicable Fund’s Broadridge expense group and expense universe. The Board posed questions to various management personnel of Carillon Tower regarding certain aspects of the materials submitted in support of the renewal. The Board accorded appropriate weight to the work, deliberations and conclusions of its various committees in determining whether to continue the Agreements.

In voting to renew the Agreements, the Board considered whether the approval of the Agreements would be in the best interests of each Fund and its shareholders, an evaluation based on various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including Chartwell, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower and Chartwell with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower and Chartwell from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2023 meetings to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements, and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services. | The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds; that the personnel responsible for the Funds at Chartwell are experienced in providing portfolio management services for the Funds; and that Carillon Tower and Chartwell have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance of, and services provided by, Chartwell and the Funds’ other service providers. The Board also considered that Carillon Tower and its affiliate, Carillon Fund Distributors, Inc. (“CFD”), provide certain administration and distribution services to the Funds. In addition, the Board considered that Carillon Tower and its affiliates are responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board considered that Chartwell is responsible for making investment decisions on behalf of the Funds. The Board considered that Chartwell is responsible for placing all orders for the purchase and sale of securities and other investments for the Funds. The Board also considered: (1) information regarding the Carillon Tower and Chartwell personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower and Chartwell; (3) the financial information provided regarding Carillon Tower and Chartwell; and (4) Carillon Tower’s recommendation to continue to retain Chartwell to provide portfolio management services to the Funds.

Investment Performance. | The Board considered comparisons of the performance of the Funds’ Class Chartwell shares, including, if available, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2023, relative to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered explanations from Carillon Tower and Chartwell regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices. While the Board found the Morningstar data generally useful, the Board recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board considered management’s explanation for each Fund’s overall performance and portfolio management over different time periods and market cycles. The Board accepted these explanations and determined that the performance information and related explanations supported the renewal of the Agreements.

With respect to the Carillon Chartwell Income Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe, Morningstar

33

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Category and blended benchmark index (25% Russell 300 Value/55% Bloomberg US Aggregate/20% ICE BofA U.S. Cash Pay High Yield) for the three-year period, and underperformed for the one-year, five-year, and ten-year periods ended June 30, 2023.

With respect to the Carillon Chartwell Mid Cap Value Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year, and ten-year periods ended June 30, 2023.

With respect to the Carillon Chartwell Small Cap Value Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2023; and (2) the Fund outperformed its benchmark index for the one-year period ended June 30, 2023, and underperformed for the three-year, five-year and ten-year periods.

With respect to the Carillon Chartwell Short Duration High Yield Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the five-year period ended June 30, 2023, and underperformed for the one-year and three-year periods; and (2) the Fund underperformed its benchmark index for the one-year, three-year and five-year periods ended June 30, 2023.

With respect to the Carillon Chartwell Small Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year, and five-year periods ended June 30, 2023; and (2) the Fund outperformed the median of its Morningstar Category, and its benchmark index, for the three-year and five-year periods ended June 30, 2023, and underperformed for the one-year period.

With respect to the Carillon Chartwell Short Duration Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year period ended June 30, 2023.

Fees and Expenses. | The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to Chartwell, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to Chartwell is identical to the advisory fee rate paid to Carillon Tower by a Fund. The Board also considered the advisory fee rates paid to Chartwell for any other accounts it manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses, based on data for the Fund’s latest fiscal year end, to the median total expenses of the applicable Fund’s Broadridge expense group and expense universe. The Board noted that Carillon Tower provides management and administrative services to the Funds pursuant to separate advisory and administration agreements. The Board considered that many mutual funds have entered into one contract with an adviser governing these services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Board considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds. The Board considered that, to the extent that Carillon Tower waives its advisory fee or reimburses expenses, the amount that Carillon Tower pays to Chartwell is reduced by an equal amount. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees or reimbursed expenses from a Fund, Carillon Tower makes a payment to Chartwell in an amount equal to the recoupment.

With respect to the Carillon Chartwell Income Fund, the Board considered that the Fund’s contractual advisory fee was lower than the median of its Broadridge expense group and expense universe, and its actual advisory fee was higher than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Chartwell Mid Cap Value Fund, the Board considered that the Fund’s contractual advisory fee was lower than the median of its Broadridge expense group and equal to the median of its expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Chartwell Small Cap Value Fund, the Board considered that the Fund’s contractual advisory fee was equal to the median of its Broadridge expense group and lower than the median of its expense universe, and its actual advisory fee was equal to the median of its Broadridge expense group and lower than the median of its expense universe.

With respect to the Carillon Chartwell Short Duration High Yield Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Chartwell Small Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Chartwell Short Duration Bond Fund, the Board considered that the Fund’s contractual advisory fee was lower than the median of its Broadridge expense group and expense universe, and its actual advisory fee was equal to the median of its Broadridge expense group and lower than the median of its expense universe.

Costs, Profitability and Economies of Scale. | The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with the Funds’ subadviser. The Board also considered that Chartwell is an indirect wholly-owned subsidiary of RJF. The Board considered that, because the subadvisory fee rate paid by Carillon Tower to Chartwell is identical to the advisory fee rate paid to Carillon Tower, Carillon Tower retains none of the advisory fees received from the Funds. In addition, the Board considered that the estimated costs and profitability of Chartwell generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered the management services that Carillon Tower provides to each Fund.

In addition, the Board considered that the advisory fee rate structure for the Income Fund provides for breakpoints, which are a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, that shareholders of the Income Fund may realize such economies of scale, through reduced advisory fees achieved when the Income Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower, and that shareholders of all of the Funds may benefit from economies of scale in connection with the allocation of fixed expenses over a larger asset size.

Benefits. | In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, Chartwell and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing agreements with third parties for the promotion and sale of Fund shares. The Board also considered that the Funds compensate Carillon Tower for providing administrative services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. The

34

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Board considered that these activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification, as well as an increase in the asset-based advisory and subadvisory fees paid to Carillon Tower and Chartwell.

Conclusions. | The Board concluded with respect to the Funds that: (1) the fees paid to Carillon Tower and Chartwell under the Agreements are fair and reasonable; and (2) the Funds and their shareholders would benefit from Carillon Tower’s and Chartwell’s continued management of the Funds.

35

Principal Risks

(UNAUDITED)

Additional Information About Principal Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

Risk	Carillon Chartwell Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration Bond Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
Callable Securities	X
Credit	X		X	X
Emerging markets			X
Equity securities	X	X			X	X
Foreign securities		X	X	X	X	X
Growth stocks					X
High-yield securities	X		X	X
Interest rate	X		X	X
Large-cap companies	X
Liquidity	X		X	X
Management and strategy	X	X	X	X	X	X
Market	X	X	X	X	X	X
Master Limited Partnerships	X
Mid-Cap companies	X	X
Mortgage- and asset-backed securities	X		X
Municipal securities	X
Other investment companies, including ETFs and money market funds	X	X	X	X	X	X
Restricted securities	X
Sector					X	X
Small-cap companies	X				X	X
U.S. government securities and government sponsored enterprises	X		X
U.S. Treasury obligations	X
Value stocks	X	X				X

Callable Securities | A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates.

Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.

Credit | A fund could lose money if the issuer, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the

36

Principal Risks

(UNAUDITED)

lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Emerging markets | When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; less reliable access to capital; unfamiliar foreign investment structures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse, both individually and in combination with other shareholders. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities | A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

•	Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

•	Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment

37

Principal Risks

(UNAUDITED)

strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

•	REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative. High yield securities carry greater levels of call risk, credit risk and liquidity risk.

Interest rate | Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. Factors, including central bank monetary policy, rising inflation rates, and changes in general economic conditions, may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates.

Large-cap companies | Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.

Large-cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be

38

Principal Risks

(UNAUDITED)

unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity | Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. At times, a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Management and Strategy | The value of your investment depends on the judgment of the sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the sub-adviser in selecting investments for a fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market | Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomeware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a fund may be increased. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which increase interest rates may increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign

39

Principal Risks

(UNAUDITED)

banks to change their approach in the future as such actions may result in an economic slowdown in both the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility, reduce liquidity in certain sectors or markets or decrease confidence in the markets. Deteriorating economic fundamentals and these unexpected increases in interest rates may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. However, because there is little precedent for this situation, it is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failureson the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with the aftermath of the United Kingdom’s departure from the European Union and the trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities. The United States and other countries have imposed, and continue to impose, broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, have substantially decreased the value and liquidity of most Russian securities and could impact securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that a fund has exposure to Russian investments or investments in other countries affected by the invasion, a fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact a fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted, and could continue to result, in significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a fund’s performance and the value of an investment in a fund beyond any direct exposure a fund may have to Russian issuers or issuers in other countries affected by the invasion.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Master Limited Partnerships | Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs ‘ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial

40

Principal Risks

(UNAUDITED)

resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. A fund’s investments in MLPs will be limited to no more than 25% of its assets in order for a fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis on its MLP interest. These reductions in a fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Mid-cap companies | Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Municipal Securities | A municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. In addition, a fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements. Municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, as opposed to general tax revenues, may have increased risks. Changes in a municipality’s financial health may affect its ability to make interest and principal payments when due. Any failure of municipal securities invested in by a fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause fund distributions attributable to interest on such securities to be taxable.

Other investment companies, including ETFs and money market funds | Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Restricted Securities | Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The fund may not be able to sell a restricted security when the sub-adviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the fund may receive only limited information regarding the issuer of a restricted security. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector | A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

41

Principal Risks

(UNAUDITED)

Financials sector | Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health care sector | The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Small-cap companies | Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises | A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. Government securities due to potentially higher costs for the U.S. Government to obtain new financing.

42

Principal Risks

(UNAUDITED)

U.S. Treasury obligations | Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

43

Trustees and Officers

(UNAUDITED)

Background of Trustees and Officers | The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of December 31, 2023, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Osprey Law Firm, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	16	Trustee, RiverNorth Funds since 2013 (11 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	16	N/A

Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019-2020; Chief Investment Officer, OppenheimerFunds 2009-2019	16	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	16	Board of Trustees since 2016, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Treasurer and Finance Committee Chair, since 2022, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018

44

Trustees and Officers

(UNAUDITED)

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

Susan L. Walzer (1967)

President since March 2021 (Carillon Series Trust;

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Chartwell Investment Partners, since 2022; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018-2022; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018-2022; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019;

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.rjinvestmentmanagement.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday.

(b) Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.

(c) Officers each serve one year terms.

45

Go Paperless with eDelivery eDelivery is the most convenient, economical and environmentally-conscious way to receive information about your fund. To enroll, please visit rjinvestmentmanagement.com/eDelivery Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 800.421.4184 or your financial professional, or visit www.rjinvestmentmanagement.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money. This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a Fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each Fund’s fiscal year end on Form N-PORT. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each Fund’s proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at rjinvestmentmanagement.com or by accessing the Commission’s website at www.sec.gov. 880 Carillon Parkway St. Petersburg, FL 33716 800.421.4184 rjinvestmentmanagement.com Carillon Fund Distributors, Inc. , Member FINRA

Item 2. Code of Ethics

As of the end of the fiscal period December 31, 2023, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana Marante is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. Marante is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $86,500.00 by BBD LLP (“BBD”) for the fiscal period ended December 31, 2022, and $87,250.00 by Cohen and Co. (“Cohen”) for the fiscal period ended December 31, 2023.

(b) Audit-Related Fees

There were no aggregate fees billed by BBD or Cohen to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended December 31, 2022, and December 31, 2023. The aggregate fees billed by BBD and Cohen to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 by BBD for the fiscal period ended December 31, 2022, and $0.00 by Cohen for the fiscal period ended December 31, 2023.

(c) Tax Fees

The aggregate tax fees billed by BBD and Cohen to the Trust for tax compliance, tax advice, and tax planning services were $16,500.00 by BBD for the fiscal period ended December 31, 2022, and $18,000.00 by Cohen for the fiscal period ended December 31, 2023. There were no aggregate tax fees billed by BBD or Cohen to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended December 31, 2022, and December 31, 2023.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended December 31, 2022, and December 31, 2023, the Trust paid no other fees to BBD or Cohen. There were no aggregate fees billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended December 31, 2022, and December 31, 2023.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which BBD and Cohen billed to the Trust.

(f) Less than 50% of the hours billed by BBD and Cohen for auditing services to the Trust for the fiscal period ended December 31, 2023, were for work performed by persons other than full-time, permanent employees of BBD and Cohen.

(g) There were no aggregate non-audit fees billed by BBD or Cohen to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended December 31, 2022, and December 31, 2023.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise BBD’s or Cohen’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

The Trust’s Principal Executive Officer and Principal Financial Officer evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are appropriately designed to ensure that information required to be disclosed by the Trust in the reports that it files on Form N-CSR (a) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission; and (b) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) of the Trust that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 13. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act, are filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the Trust.

(a)(4) Not applicable to the Trust.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.1350CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST
Date: February 21, 2024

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: February 21, 2024	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: February 21, 2024	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer